                                   [GRAPHIC]

                       ANNUAL REPORT -- DECEMBER 31, 2000

                                     [LOGO]

                                    PACIFIC
                                    ADVISORS
                                       -
                                   FUND INC.

                                 GOVERNMENT SECURITIES fund
                                 INCOME AND EQUITY fund
                                 BALANCED fund
                                 GROWTH fund
                                 SMALL CAP fund

PACIFIC ADVISORS
          table of contents

MESSAGE FROM THE CHAIRMAN......................................................1

GOVERNMENT SECURITIES FUND.....................................................2

INCOME AND EQUITY FUND.........................................................5

BALANCED FUND..................................................................8

GROWTH FUND...................................................................11

SMALL CAP FUND................................................................15

SCHEDULE OF INVESTMENTS.......................................................20

STATEMENT OF ASSETS AND LIABILITIES...........................................32

STATEMENT OF OPERATIONS.......................................................34

STATEMENT OF CHANGES IN NET ASSETS............................................36

NOTES TO FINANCIAL STATEMENTS.................................................38

FINANCIAL HIGHLIGHTS..........................................................43

                                      MESSAGE
                                            from the chairman

                                   [GRAPHIC]

Fellow Shareholders,
    It seemed as though 2000 began with great promise, as many investors believed the New Economy had established a new criterion for investing. It discounted the cyclical nature of the economy focusing instead on revenue growth, market share and pro forma earnings, which ignored losses that could be explained as "one time occurrences." As the year ended, however, uncertainty and anxiety seemed to be growing as investors tried to anticipate whether the economy was simply slowing down or headed for a recession. After experiencing one of the strongest bull markets in history, it was hard for investors to accept the notion that the party might finally be over.

WHAT HAPPENED?
    The expression "the more things change the more they stay the same" seems to be appropriate for the investment community. Historically, the end of a bull market came as investors ignored risk and invested with speculative optimism. At that point in the cycle, everyone was an investment expert and believed the markets could only move up. This is when it became most difficult for investors to maintain a diversified investment strategy. This was a good description of many investors in 1999 and early 2000.
    It is probably still too early to determine all of the factors that contributed to the great bull market run of the 1990s. We began the decade with a strong movement towards a global economy made possible by the rapid growth in communications technology. This enabled companies as well as investors to participate more easily in worldwide economic growth. This same technology created new industries through the development of the Internet and expanding technology in the computer and communications sectors. The technology revolution impacted everyone as it enabled us to do business in a very different way both at work and at home.
    As we mentioned in our semi annual report, the market was helped along in its later stages by monetary policy. Uncertainty concerning Y2K caused the Federal Reserve and other international bank regulators to increase the money supply to avoid a liquidity crisis early in the year. As monetary policy became tighter following Y2K, the stock market began to falter. Interest rate increases by the Federal Reserve to slow the economy and thereby reduce inflation were largely successful. By the end of the year, economic growth was reduced from over 5% annually to near 0%.
    As the economy slowed, concerns were raised that companies would have a difficult time sustaining the double and triple digit growth patterns that had been the basis of their lofty valuations. Thus the stage was set for a market retreat, which caused most of the major indices to decline in 2000. The only bright spots in the market were government bonds, and, to a lesser extent, investment grade corporate bonds, mid-cap and small-cap value stocks.

WHERE DO WE GO FROM HERE?
    The rapid reduction of interest rates by the Federal Reserve in January would suggest that there is a real concern that a recession is on the horizon. The rising cost of energy as well as the energy shortages on the West Coast have the potential to slow the economy even further. Additionally, economic concerns in Asia and Europe may also impact the US economy. This uncertainty will require investors to be more selective in their investment options.
    We anticipate that government and investment grade corporate bonds will perform well in a declining interest rate environment. Mid-cap and small-cap stocks should also be attractive investments since many of these stocks are still trading at a discount to the market. We would expect certain companies in these markets to sustain their growth in a slower economy. Companies, which have a continuous demand for their products and services or whose focus is in niche markets, with less pricing pressure, should perform better. During an economic slowdown, the equity markets are more likely to place a higher premium on companies with good revenue and earnings growth potential. It is possible, however, that the overall indices may show little or no growth as many technology stocks are still significantly overvalued compared to historical averages.
    It has been some time since investors have experienced a significant decline in the equity market, but we believe that there will continue to be attractive investment opportunities as we move through this phase in the market. However, investors should anticipate that investment returns might be lower, if they return to more historical averages.
    We believe the Pacific Advisors Funds have performed very well in the past year and are well positioned to take advantage of the investment opportunities in a slower economy. The following interviews with our fund managers will provide insight into our investment strategies.
    Sincerely,
[SIGNATURE]
    George A. Henning
    Chairman of the Board and President

PACIFIC ADVISORS
          Government Securities Fund

INVESTS PRIMARILY IN FIXED-INCOME SECURITIES GUARANTEED BY THE U.S. GOVERNMENT OR ITS INSTRUMENTALITIES. THE FUND MAY ALSO INVEST IN DIVIDEND-PAYING UTILITY STOCKS FOR INCOME AND CAPITAL APPRECIATION.

INTERVIEW WITH PORTFOLIO MANAGERS
R. "KELLY" KELLY, CIC
RYAN KELLY

WHEN THE FEDERAL RESERVE SIGNALED AN END TO ITS INTEREST RATE INCREASES IN EARLY 2000, LONG-TERM INTEREST RATES BEGAN TO DECLINE RESULTING IN GOOD PERFORMANCE FOR THE FUND IN THE FIRST HALF OF THE YEAR. THE FUND PERFORMED EVEN BETTER IN THE SECOND HALF OF THE YEAR, AS A DRAMATIC DROP-OFF IN ECONOMIC GROWTH FURTHER INCREASED THE DEMAND FOR HIGH-QUALITY BONDS.

FOR THE YEAR ENDED DECEMBER 31, 2000, THE FUND HAD A TOTAL RETURN OF 18.42% FOR CLASS A SHARES, AND 17.57% FOR CLASS C SHARES. THE FUND OUTPERFORMED ITS BENCHMARK, THE LEHMAN INTERMEDIATE TREASURY BOND INDEX(1), WHICH INCREASED 10.18% DURING THE SAME PERIOD.

SINCE FEBRUARY 2000, LIPPER ANALYTICAL SERVICES, INC. HAS RANKED THE GOVERNMENT SECURITIES FUND (A) AS ONE OF THE TOP 10 GOVERNMENT BOND FUNDS BASED ON ITS 1-YEAR RETURN.

Q      WHAT FACTORS CONTRIBUTED TO THE FUND'S EXCEPTIONAL PERFORMANCE IN 2000?
A      As the economy grew at a record pace in 1999, the Federal Reserve began raising short-term interest rates to alleviate the risk of inflation. The Fed, however, delayed the impact of these rate increases by pumping more money into the economy to provide protection against any Y2K problems. When Y2K passed without any catastrophes, the Fed began removing the excess liquidity and made several more interest rate increases.
       By March of 2000, growth in the equity market began to stall as the money supply tightened. These events signaled a peak in long-term interest rates, which led the Fund to reallocate money invested in U.S. Treasury bills and notes to U.S. Treasury bonds.
       Around mid-year, as economic reports foreshadowed slower economic growth and a reduced inflation risk, the Fed signaled an end to its interest rate increases. Investors gravitated toward more cautious investments, increasing the demand for high quality bonds and forcing long-term interest rates lower. Toward the end of 2000, when it became clear that economic growth was slowing well beyond the market's expectations, stocks continued to retreat further increasing the demand for high quality bonds. By locking in higher interest rates on Treasury bonds earlier in the year, the Fund was able to realize significant price appreciation as long-term interest rates declined, culminating in an excellent total return for 2000.

Q      HAVE WE REACHED THE BOTTOM OF THE INTEREST RATE CYCLE, OR WILL LONG-TERM
INTEREST RATES DECLINE FURTHER?
A      When assessing the outlook for long-term interest rates, we actually look at two separate forecasts. We look at the long-term outlook, which anticipates the general trend in interest rates over the next 3-5 years; and we also look at the short-term outlook, which focuses on interest rate movements in the next 6-12 months.
       The outlook for inflation heavily influences the outlook for long-term interest rates in both the short and long term. Long-term interest rates are represented by two components: the "real" rate, which typically remains at about 3%; and the inflation expectation, which varies depending on the economic climate. As the risk or presence of inflation rises, so do long-term interest rates.
       In the next several years, we anticipate a low risk of inflation and a continued decline in long-term interest rates. To accommodate insatiable consumer demand in recent years, we saw a build up of manufacturing and services capacity around the globe. With consumer spending now on the decline, there is a global excess of supply, which should create a downward pressure on prices and keep inflation in check for the next several years. While our long-term outlook anticipates a continued decline in long-term interest rates, we may experience shorter periods of rising rates as the bond market reacts to changing economic conditions.

Q      HOW WILL A SLOWER GROWTH ECONOMY IMPACT INTEREST RATES?
A      The Fed is in the process of trying to bring the economy in for a soft landing. By adjusting interest rates, the Fed hopes to stabilize economic growth at approximately 3%. With growth approaching 0% earlier this year the Fed began lowering short-term interest rates and indicated it would continue to lower rates if the economy needed further stimulus. We expect it may take several more rate cuts by the Fed over the first half of this year to sufficiently revive the economy.
       A slower economy limits growth potential and increases risk in the equity market. With a slower economy on tap for the first half of the year, demand for high quality bonds should remain high, keeping long-term interest rates fairly low. If the Fed's rate cuts prove effective, we may see signs of economic improvement as earlier as mid-year. While economic improvement should help revive interest in the equity market, we expect demand for high quality bonds to remain strong throughout 2001 as investors continue to chart a cautious investment course.

Q      WHAT STEPS NEED TO BE TAKEN TO STIMULATE THE ECONOMY AND ENSURE CONTINUED
ECONOMIC GROWTH?
A      Between 1997 and 2000, the GDP increased over 4% as a result of expanding liquidity. During this period, lower interest rates made the credit fueling business growth and consumer spending easy to obtain. As the Fed raised rates in 1999 and 2000, banks tightened their lending standards, which reduced the capital available to fuel spending and economic growth.
       With growth slowing to nearly 0% in the first part of 2001, the economy runs the risk of slipping into a recession. Recognizing this risk, the Fed lowered interest rates by 1% in January in order to encourage spending and stimulate growth. Easy credit in recent years, however, has left consumers and businesses overextended in debt. In addition, slower economic growth has created a pessimistic economic outlook as evidenced by significant declines in consumer confidence over the last several months. While the Fed has already taken the necessary actions to help revive economic growth, the question remains whether it will be enough to persuade consumers to return to more liberal spending habits.

Q      HOW HAS SLOWER ECONOMIC GROWTH IN THE U.S. IMPACTED ECONOMIES IN EUROPE
AND ASIA?
A      Recent figures estimate that the GDP in the U.S. accounts for 30% of global output. Therefore, any change in the state of our economy significantly impacts foreign economies, particularly those in Europe and Asia. Strong consumer demand, which fueled recent growth in the U.S., also played a key role in the growth in Europe and Asia. In 2000, consumer demand declined and the U.S. economy began to slow, resulting in an excess of manufacturing and services capacity both at home and abroad. Consequently, growth in Europe and Asia also declined, although not as dramatically as in the U.S.
       Asia, in particular, suffered from the slowdown since recovery from the 1998 financial crisis has been closely tied to the strength of the U.S. economy. Exports to the U.S. to satisfy strong consumer demand became an important source of revenue for the Asian economy. Likewise, stock market earnings, which also aided the recovery, took a hit when many investors pulled their money out of Asia to compensate for losses in the U.S. market.
       Slower growth in these regions contributed to the increased demand for U.S. government bonds last year, which was a key factor in the Fund's excellent performance.

    -------------------------------------------------------
    INVESTMENT MIX as of 12/31/00

1.  U.S. TREASURY BONDS                        77.33%
2.  EQUITIES                                   12.99%
3.  U.S. TREASURY BILLS                         5.87%
4.  CASH                                        3.81%

1    The Lehman Treasury Bond Index is an unmanaged index of intermediate term government bonds since 12/31/80.

PACIFIC ADVISORS
          Government Securities Fund continued

CHANGE IN VALUE OF $10,000 INVESTMENT(1)

This chart shows the growth of a $10,000 investment made in Pacific Advisors Government Securities Fund, Class A shares, on February 8, 1993 compared to the growth of the Lehman Intermediate T-Bond Index(2).

                    GOVERNMENT SECURITIES FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          GOVERNMENT SECURITIES FUND  LEHMAN T-BOND INDEX
2/8/93                        $9,525              $10,000
12/93                         $9,557              $10,826
12/94                         $9,543              $10,604
12/95                        $11,600              $12,140
12/96                        $11,235              $12,622
12/97                        $12,552              $13,590
12/98                        $14,789              $14,764
12/99                        $14,065              $14,829
12/31/00                     $16,656              $16,339

Average Annual Compounded Return for period ending December 31, 2000 (Class A shares)

One Year    18.42%
Five Year    7.47%
Inception    7.31%

----------------------------------

1    Performance figures represent the change in value of an investment over the periods shown, and have been restated to include the maximum 4.75% initial sales charge, assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Past performance does not guarantee future results. Share price and returns fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
2    The Lehman T-Bond Index is an unmanaged index of intermediate government bonds since 12/31/80.

                                      PACIFIC ADVISORS
                                               Income and Equity Fund

INVESTS PRIMARILY IN INVESTMENT-GRADE FIXED-INCOME SECURITIES. THE FUND MAY ALSO INVEST IN STOCKS FOR LONG-TERM CAPITAL APPRECIATION.

INTERVIEW WITH PORTFOLIO MANAGERS
THOMAS H. HANSON
STEPHEN K. BACHE, CFA

FOR THE YEAR ENDED DECEMBER 31, 2000, THE FUND HAD A TOTAL RETURN OF 6.03% FOR CLASS A SHARES, AND 4.32% FOR CLASS C SHARES. DURING THE SAME PERIOD THE FUND'S BENCHMARK, THE LEHMAN INTERMEDIATE TREASURY BOND INDEX(1), INCREASED 10.18%.

Q      WHY DID CORPORATE BONDS UNDERPERFORM GOVERNMENT BONDS IN 2000?
A      In 1999, economic growth topped 5% putting the economy at risk for inflationary problems. To reduce the risk of inflation, the Federal Reserve began raising short-term interest rates in mid-1999 and tightened the money supply fueling economic growth. By mid-2000, the interest rate increases caught up with the economy and economic growth slowed dramatically.
       Slower economic growth and an end to the Fed's rate increases strengthened the demand for high-quality bonds. Offering the least amount of credit risk, government bonds reaped the benefits of increased demand first; and as interest rates declined, government bonds experienced significant price appreciation. Interest rates on corporate bonds began to decline as well, producing some price appreciation.
       In the 4th quarter, however, indications that economic growth had slowed more than expected, and was continuing to taper off, increased fears of a recession. Economic uncertainty raised concerns about credit quality in the corporate bond market. Slower growth threatened corporate earnings and, by extension, companies' ability to manage debt. In addition, banks raised their credit standards, tightening the supply of capital needed to stimulate corporate growth. Investors demanded higher interest rates for the increased credit risk, stunting the price appreciation experienced by corporate bonds earlier in the year.
       While corporate bonds failed to achieve the same performance as government bonds, they performed reasonably well given the volatile market conditions in 2000. By maintaining a portfolio of select investment grade bonds from solid companies, such as Atlantic Richfield, General Electric and Dayton Hudson, the Fund was able to take full advantage of the price appreciation in corporate bonds last year. With lower interest rates on the horizon in 2001, credit concerns should decrease, producing a favorable outlook for corporate bonds in the coming year.

Q      HOW WILL LOWER INTEREST RATES IMPACT CORPORATE DEBT?
A      In late 2000, the Federal Reserve recognized the severity of the economic slowdown and the increased risk of a recession. As a result, in the first week of 2001, the Fed lowered short-term interest rates by 1/2%, and then by another 1/2% in late January. The Fed also indicated a willingness to continue lowering rates, if needed, to further stimulate economic growth.
       While it usually takes at least six months for these rate cuts to impact the economy and improve conditions in the equity market, corporate bonds should begin to benefit almost immediately. Lower rates will improve the economic forecast and the outlook for corporate earnings, which should decrease credit concerns associated with corporate bonds. Lower rates will also give banks greater lending flexibility making it easier for companies to acquire the capital needed to produce growth and improve earnings. Finally, continued volatility in the equity market should increase the demand for high quality bonds.
       We believe these conditions will result in lower rates and price appreciation for corporate bonds over the course of 2001. By maintaining a portfolio of investment grade bonds and an average maturity of approximately 7-8 years, the Fund has locked in higher rates of return and positioned itself to profit from price appreciation as interest rates decline.

PACIFIC ADVISORS
          Income and Equity Fund continued

Q      WHAT WAS THE FUND'S EQUITY STRATEGY DURING THE COURSE OF 2000?
A      The Fund made no major changes in its equity position last year. Equities continued to comprise 10-12% of the Fund's portfolio as the Fund maintained positions in solid companies, such as Citigroup, Home Depot and Alliance Capital Management.
       We do, however, anticipate increasing the Fund's equity position to approximately 20% by the end of 2001. As we discussed earlier, we expect corporate bonds will appreciate this year in response to declining interest rates. We also believe the Fund's bond portfolio will benefit from that appreciation and improve on last year's good performance. At the same time, however, we believe we can further enhance the Fund's total return by looking for additional growth in the equity market.
       As part of this strategy, the Fund increased its cash position last year to take advantage of buying opportunities in 2001. While increasing the Fund's equity exposure, we will continue to take a conservative investment approach. The Fund will continue to target well-established large-cap companies matching the quality of such current positions as General Electric, Exxon Mobil and Microsoft. The Fund will also minimize risk by continuing to diversify across different industries and sectors in the equity market.

Q      WHAT IS YOUR ECONOMIC OUTLOOK FOR 2001?
A      As we mentioned earlier, news of a dramatic drop-off in economic growth in late 2000 significantly increased the risk of a recession. In 2001, the threat of a recession loomed even larger with the news that growth had slowed to nearly 0%. Recognizing the dangers posed by stunted economic growth, the Federal Reserve acted quickly after the first of the year to begin lowering short-term interest rates. In addition, both Republicans and Democrats began working to implement tax cuts. These acts may be enough to revive the economy if they can encourage consumers to resume the liberal spending habits that fueled recent economic growth.
       Given that it will take several months for the Fed's rate cuts to filter through the economy, we expect slower growth to persist throughout the first half of 2001. We anticipate the economy will respond to lower interest rates, with growth beginning to pick up by as early as mid-year. Lower interest rates and better economic growth should stimulate a recovery in both the corporate bond and equity markets. The Fund remains well positioned to weather the expected volatility during the first part of the year. We also believe the Fund is well positioned, on both the bond and equity side, to benefit from a recovery later in the year.

    -------------------------------------------------------
    INVESTMENT MIX as of 12/31/00

1.  CORPORATE BONDS                            66.46%
2.  CASH                                       12.59%
3.  EQUITIES                                   11.58%
4.  PREFERRED STOCK                             6.23%
5.  U.S. TREASURY NOTES                         3.14%

1    The Lehman Treasury Bond Index is an unmanaged index of intermediate term government bonds since 12/31/80.

CHANGE IN VALUE OF $10,000 INVESTMENT(1)

This chart shows the growth of a $10,000 investment made in Pacific Advisors Income & Equity Fund, Class A shares, on February 8, 1993 compared to the growth of the Lehman Intermediate T-Bond Index(2).

                    INCOME AND EQUITY FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          INCOME AND EQUITY FUND  LEHMAN T-BOND INDEX
2/8/93                    $9,525              $10,000
12/93                     $9,630              $10,826
12/94                     $9,725              $10,604
12/95                    $10,905              $12,140
12/96                    $11,100              $12,622
12/97                    $12,166              $13,590
12/98                    $13,643              $14,764
12/99                    $13,685              $14,829
12/31/00                 $14,510              $16,339

Average Annual Compounded Return for period ending December 31, 2000 (Class A shares)

One Year     6.03%
Five Year    5.85%
Inception    5.46%

----------------------------------

1    Performance figures represent the change in value of an investment over the periods shown, and have been restated to include the maximum 4.75% initial sales charge, assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Past performance does not guarantee future results. Share price and returns fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
2    The Lehman T-Bond Index is an unmanaged index of intermediate government bonds since 12/31/80.

PACIFIC ADVISORS
          Balanced Fund

INVESTS PRIMARILY IN LARGE AND MEDIUM CAP COMMON STOCKS WITH AT LEAST 25% OF THE ASSETS INVESTED IN FIXED-INCOME SECURITIES.

INTERVIEW WITH PORTFOLIO MANAGER
STEPHEN K. BACHE, CFA

FOR THE YEAR ENDED DECEMBER 31, 2000, THE FUND HAD A TOTAL RETURN OF 9.99% FOR CLASS A SHARES, AND 8.92% FOR CLASS C SHARES. THE FUND'S BENCHMARKS, THE S&P 500 INDEX(1) AND THE LEHMAN INTERMEDIATE TREASURY BOND INDEX(2), RETURNED -10.14% AND 10.18%, RESPECTIVELY, FOR THE SAME PERIOD. IN ADDITION TO OUTPERFORMING THE S&P 500, THE FUND ALSO OUTPERFORMED THE CATEGORY AVERAGE OF 1.52% FOR ALL BALANCED FUNDS.

Q      WHAT INVESTMENT STRATEGIES CONTRIBUTED TO THE FUND'S SUPERIOR PERFORMANCE
IN 2000?
A      Widespread volatility characterized the market in 2000. Rising interest rates slowed the economy and created a demand in the market for companies with realistic earnings and growth expectations. Market recognition moved away from overvalued technology and growth stocks as investors found better growth opportunities in Old Economy, mid and small cap stocks.
       Careful stock selection was the key to the Fund's excellent performance last year. The Fund outperformed the S&P 500 by avoiding heavy exposure in the technology sector and focusing on defensive stocks. Defensive stocks, such as Pfizer, MetLife and Enron, performed well for the Fund as members of sectors least affected by the economic slowdown. The Fund also benefited from several takeovers in the equity portion of the portfolio. In late October, both Honeywell and Farm Family Holdings were acquired by larger companies for a premium.
       On the bond side of the portfolio, the Fund focused on longer-term investment grade bonds, such as Nynex Corp. 9.55% 05/01/10 and Safeway 6.50% 11/15/08. With these bonds, the Fund locked in higher rates of return and realized some price appreciation as interest rates on corporate bonds declined in 2000. These bonds should continue to appreciate in 2001 as rates on corporate bonds continue to decline in response to interest rate cuts by the Federal Reserve.

Q      WHAT AREAS OF THE EQUITY MARKET DID THE FUND FOCUS ON IN THE PAST YEAR?
A      Throughout 2000, the Fund maintained approximately 55% of the portfolio in equities and 40% in corporate bonds. As I mentioned before, a slower economy and volatile market conditions led the Fund to focus on defensive sectors last year. Stocks in these sectors tend to be less vulnerable to economic turbulence because their products remain in high demand regardless of economic conditions. The Fund's defensive positions included Waste Management and holdings in the media sector such as Time Warner, Viacom and Liberty Media.
       While the Fund focused on defensive issues, it also selectively maintained holdings in technology and other cyclical stocks. While these sectors as a whole performed poorly in 2000, select companies, such as Rayonier, Reliance Steel and American Power Conversion, performed well, enhancing the Fund's return last year.

Q      WHAT ADJUSTMENTS WERE MADE IN THE FUND'S BOND STRATEGY DURING 2000?
A      Last year, government bonds experienced a significant decrease in interest rates when the Federal Reserve signaled an end to its interest rate increases. Interest rates on corporate bonds declined as well, but economic uncertainty raised questions about corporate stability and kept the decline to minimum. With the economic slowdown intensifying in the latter part of the year, the market began to anticipate interest rate cuts by the Fed. In anticipation of those rate cuts, and the likely decline in interest rates on corporate bonds, the Fund concentrated its bond holdings in longer-term investment grade bonds. This strategy allowed the Fund to lock in higher rates of return and the potential for continued price appreciation in anticipation of a continued decline in corporate rates during 2001.
       Strained economic conditions also made credit quality a key factor in the bond market during 2000. As a result, the Fund sold some positions in the financial sector to reduce its exposure to banks at a high risk for loan default problems. As the Fund acquired new bonds, it looked for companies with improved credit ratings, such as Niagara Mohawk and Public Service Electric and Gas.
       Finally, the Fund also utilized cushion, or high-yield, bonds to protect and enhance the portfolio's return. High interest rates make these bonds less sensitive to changing economic and market conditions. Positions in this category included Sprint Spectrum 11% 08/15/06 and Barnett Banks 10.875% 03/15/03.

Q      HOW DID THE FUND CONTINUE TO ACHIEVE LOW VOLATILITY IN ITS PORTFOLIO
DESPITE VOLATILE MARKET CONDITIONS?
A      In the bond section of the portfolio, the Fund achieved a low level of volatility by focusing on investment grade bonds. These bonds offer higher credit ratings, which translate into less risk and lower volatility. The Fund's use of cushion bonds also helped keep volatility to a minimum, since the higher interest rates on these bonds keep their prices relatively stable.
       On the equity side of the portfolio, stock selection and diversification were the keys to managing volatility. In each area of the market the Fund invested in, we looked for solid companies with good earnings potential which could be purchased at a significant discount. Diversification across asset classes by maintaining a mix of large and mid cap stocks reduced the Fund's exposure to the significant volatility in the large cap sector. The Fund also diversified across sectors, carefully selecting stocks in the leading sectors while limiting the Fund's exposure to volatile sectors. These strategies have enabled the Fund to consistently maintain a low level of volatility while delivering above average performance.

Q      WHAT ARE SOME KEY ECONOMIC INDICATORS TO WATCH IN 2001?
A      In 2000, interest rate increases by the Fed slowed the economy and dried up the capital which had fueled record market growth. Late last year, when economic growth slowed to nearly 1%, it became apparent that the slowing was more dramatic that first anticipated. Heading into 2001, the economy's biggest threat is that the slowdown will turn into a recession. Troubling signs include a high percentage of consumers overextended in debt, slowly rising unemployment and the depreciation of the dollar. While the market does not anticipate a recession, we have yet to see a major catalyst that will revive economic growth.
       In light of these conditions, the Fed moved early in 2001 to begin lowering interest rates, while the new presidential administration pressed for tax cuts. Both actions should help stimulate consumer spending and may provide enough stimuli to get the economy back on track. As long as the threat of a recession looms, extending this period of economic uncertainty, the market will continue to remain volatile. While the uncertainty persists, the Fund will continue to implement the strategies used in 2000, and we believe that will put the Fund in a good position to continue its strong performance.

    -------------------------------------------------------
    INVESTMENT MIX as of 12/31/00

1.  EQUITIES                                   57.32%
2.  CORPORATE BONDS                            36.80%
3.  CASH                                        5.88%

1    The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.
2    The Lehman Treasury Bond Index is an unmanaged index of intermediate term government bonds since 12/31/80.

PACIFIC ADVISORS
          Balanced Fund continued

CHANGE IN VALUE OF $10,000 INVESTMENT(1)

This chart shows the growth of a $10,000 investment made in Pacific Advisors Balanced Fund, Class A shares, on February 8, 1993 compared to the growth of the S&P 500(2) and Lehman Intermediate T-Bond(3) Indices.

                        BALANCED FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          BALANCED FUND  S&P 500 INDEX  LEHMAN T-BOND INDEX
2/8/93           $9,425        $10,000              $10,000
12/93            $9,423        $10,706              $10,826
12/94            $9,195        $10,541              $10,604
12/95            $9,996        $14,137              $12,140
12/96           $11,587        $17,348              $12,622
12/97           $13,353        $22,728              $13,590
12/98           $14,379        $28,789              $14,764
12/99           $16,206        $34,412              $14,829
12/31/00        $17,825        $30,922              $16,339

Average Annual Compounded Return for period ending December 31, 2000 (Class A shares)

One Year     9.99%
Five Year   12.26%
Inception    8.40%

----------------------------------

1    Performance figures represent the change in value of an investment over the periods shown, and have been restated to include the maximum 5.75% initial sales charge, assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Past performance does not guarantee future results. Share price and returns fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
2    The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.
3    The Lehman Treasury Bond Index is an unmanaged index of intermediate government bonds since 12/31/80.

                                      PACIFIC ADVISORS
                                               Growth Fund

INVESTS PRIMARILY IN COMPANIES THAT ARE A PART OF THE S&P 500 COMPOSITE INDEX(1) OR THE NASDAQ 100 INDEX(2).

INTERVIEW WITH PORTFOLIO MANAGER
THOMAS H. HANSON

FOR THE YEAR ENDED DECEMBER 31, 2000, THE FUND HAD A LOSS OF -15.77% FOR CLASS A SHARES, AND -16.45% FOR CLASS C SHARES. DURING THE SAME PERIOD, THE FUND'S BENCHMARKS, THE S&P 500 AND THE NASDAQ 100, ALSO DECLINED IN VALUE BY -10.14% AND -36.84%, RESPECTIVELY.

Q      WHAT WERE THE KEY FACTORS INFLUENCING THE FUND'S PERFORMANCE IN 2000?
A      The dramatic slowdown in the U.S. economy last year hit growth stocks hardest. In mid-1999, the Federal Reserve began raising short-term interest rates to slow economic growth to a more reasonable level. At the same time, the Fed also pumped excess liquidity into the economy in preparation for any Y2K problems. The extra liquidity negated the effects of the earlier rate increases and fueled the market rally at the end of 1999.
       In early 2000, the Fed began removing the excess liquidity and continued raising interest rates. By the end of the first quarter, the money supply tightened dramatically and the economy began to slow. A shortage of capital and waning consumer demand forced growth companies to lower earnings expectations. As a result, market interest rotated away from growth sectors, in particular the technology sector, and began to favor undervalued sectors that offered better profit potential.
       Many anticipated a year-end rally for growth stocks. In the fourth quarter, however, it became apparent that the economy had slowed more dramatically than expected. Investors became more pessimistic about the prospects for growth companies, driving stock prices down even farther.
       The Federal Reserve acted quickly after the first of this year by lowering short-term interest rates to stimulate economic growth and avoid a recession. Although it will take several months, these rate cuts should help revitalize the economy and brighten the outlook for growth stocks in the coming year.

Q      HOW WAS THE FUND ABLE TO LIMIT ITS LOSSES AND OUTPERFORM THE NASDAQ 100?
A      The Fund employed two important strategies which helped minimize losses during a volatile year in the market. First, the Fund maintained a diversified portfolio. While the Fund held positions in many of the Nasdaq 100's leading stocks, we avoided concentrating its holdings in the technology sector. In addition to diversifying across sectors, the Fund also added some mid and small cap stocks, such as A.C.L.N. Limited and St. Jude Medical, to the portfolio. Performance in large cap stocks lagged last year as slower economic growth weakened earnings and profit expectations. During this time, the market began to recognize many mid and small cap companies which offered a better growth and profit potential. Strong performances by these stocks helped offset some of the losses the Fund experienced in the large cap sector.
       In addition to diversification, the Fund also benefited from maintaining a defensive position throughout most of 2000. The Fund added positions in defensive sectors, such as Schering-Plough and Valero Energy, and maintained a large cash position. The cash position not only helped minimize investment losses, but also left the Fund well positioned to take advantage of buying opportunities when the market begins to recover.
      INDICES MEASURE THE MARKET VALUE OF A PARTICULAR GROUP OF STOCKS IN ORDER TO TRACK TRENDS IN THE BROADER MARKET AND PROVIDE A BENCHMARK FOR PERFORMANCE COMPARISONS. MOST INDICES, SUCH AS THE S&P 500 AND THE NASDAQ 100, ARE MARKET WEIGHTED, MEANING THE LARGER THE MARKET VALUE OF A STOCK, THE GREATER ITS IMPACT ON THE INDEX'S PERFORMANCE.
      IN RECENT YEARS, MANY OF THE MAJOR INDICES HAVE BEEN DESCRIBED AS "TECH HEAVY." AS STOCK PRICES SOARED IN 1998 AND 1999, TECHNOLOGY COMPANIES GREW LARGER AND BY EXTENSION EXERTED A GREATER INFLUENCE ON INDEX PERFORMANCE.

PACIFIC ADVISORS
          Growth Fund continued

THIS DEVELOPMENT MADE INDICES A LESS RELIABLE TOOL FOR PERFORMANCE COMPARISONS.

Q      WHAT IMPACT DO YOU ANTICIPATE TECH STOCKS WILL HAVE ON INDICES GOING
FORWARD?
A      Even with the market correction of 2000, technology stocks continue to comprise a large portion of the market and the various indices. With the technology sector likely to remain a market leader, we expect this trend will continue. For the foreseeable future, we also expect the market to remain in a trading range, experiencing ups and downs with no major movement in either direction. In this environment, where performance in the broader market is lagging, stock selection becomes essential to maintaining performance and limiting losses.
       Consequently, index funds, which are limited to a strict investment strategy, are not likely to perform well. One of the Growth Fund's greatest assets is the ability to adapt its investment strategy to accommodate changing market conditions. Unlike an index fund, the Growth Fund can select the best stocks from the S&P 500 and the Nasdaq 100 to create a diverse portfolio. As we mentioned earlier, a flexible investment strategy helped limit the Fund's losses last year and should be key in enabling the Fund take advantage of any growth recovery in 2001.

Q      WHAT IS THE FUND'S INVESTMENT STRATEGY IN A SLOWER GROWTH ECONOMY?
A      The market volatility seen in the last year will continue until the market believes the economy is improving and no longer in danger of slipping into a recession. Earlier this year, the Fed began lowering short-term interest rates to help move the economy in that direction, but it will take several months for those rate cuts to really impact the economy. By mid-year, however, we expect to see signs of economic improvement, followed by improved performance in the growth sector.
       Until the volatility subsides, the Fund will maintain a defensive position. The Fund will continue to hold a larger portion of its assets in cash, while maintaining positions in sectors least affected by the slowing, such as food, energy and pharmaceuticals. When the economy begins to improve and we receive confirmation that market leadership is rotating back toward growth stocks, the Fund will take advantage of its cash position by adding to current positions and purchasing new positions that represent new areas of market leadership.

Q      WHAT SECTORS WILL PROVIDE MARKET LEADERSHIP IN 2001?
A      With current economic growth near 0%, defensive sectors should continue to lead the market during the first half of the year. These sectors, which include energy, natural gas, oil and health care, produce products typically considered necessities as opposed to luxuries. Therefore, product demand in these sectors is less sensitive to economic declines.
       Once the Federal Reserve's interest rate cuts begin to produce signs of economic improvement, we would expect to see market leadership rotate back toward growth sectors. This type of rotation typically begins in the retail, financial and insurance sectors. As consumers spend more and demand increases, the transportation and manufacturing sectors should follow. Ultimately we would expect the rotation to culminate with high growth sectors, such as technology and biotechnology, leading the market by year's end.

Q      WHAT IS THE OUTLOOK FOR GROWTH STOCKS IN THE COMING YEAR?
A      With a slower growth economy expected in the first half of the year, less capital will be available to fuel growth, keeping growth stocks out of favor in the market. Although steps have already been taken to stimulate economic growth, it will take 2-3 quarters for lower interest rates and anticipated tax cuts to improve the economic outlook.

       By mid-year we would expect to see signs of economic improvement, including an increase in the GDP, improved consumer confidence and market capital moving into growth areas. Improved economic conditions should trigger a recovery in growth stocks before the end of year. We do not anticipate a return to the astronomical growth experienced in 1999, but rather a return to reasonable growth rates and price appreciation. While the technology sector will take part in that recovery, we anticipate that the recovery will be led by the biotech and Internet software sectors. With its current holdings and cash available to take advantage of new buying opportunities, the Fund is well positioned to benefit from a recovery in growth stocks.

    -------------------------------------------------------
    INVESTMENT MIX as of 12/31/00

1.  EQUITIES                                   70.78%
2.  CASH                                       29.22%

1    The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.
2    The Nasdaq 100 Stock Index is an unmanaged, weighted measure of the 100 largest non-financial domestic and international common stocks listed on The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund, do not reflect management fees or expenses.

PACIFIC ADVISORS
          Growth Fund continued

CHANGE IN VALUE OF $10,000 INVESTMENT(1)

This chart shows the growth of a $10,000 investment made in Pacific Advisors Growth Fund, Class A shares, on May 1, 1999 compared to the growth of the S&P 500(2) and Nasdaq 100(3) Indices.

                        GROWTH FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          GROWTH FUND  S&P 500 INDEX  NASDAQ 100 INDEX
5/1/99        $10,000        $10,000           $10,000
12/99         $11,875        $11,953           $20,109
12/31/00      $10,002        $10,741           $12,701

Average Annual Compounded Return for period ending December 31, 2000 (Class A shares)(2)

One Year           -15.77%
Inception           -1.02%

----------------------------------

1    Performance figures represent the change in value of an investment over the periods shown, and have been restated to include the maximum 5.75% initial sales charge, assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Past performance does not guarantee future results. Share price and returns fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
2    The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.
3    The Nasdaq 100 Stock Index is an unmanaged, weighted measure of the 100 largest non-financial domestic and international common stocks listed on The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund, do not reflect management fees or expenses.

                                      PACIFIC ADVISORS
                                               Small Cap Fund

INVESTS PRIMARILY IN SMALL COMPANY VALUE STOCKS WITH AN AVERAGE MARKET CAP BELOW $300M. THE FUND FOCUSES ON COMPANIES WITH STRONG EARNINGS AND GROWTH POTENTIAL.

INTERVIEW WITH PORTFOLIO MANAGERS
GEORGE A. HENNING
THOMAS H. HANSON

FOR THE YEAR ENDED DECEMBER 31, 2000, THE FUND HAD A TOTAL RETURN OF 12.83% FOR CLASS A SHARES, AND 10.11% FOR CLASS C SHARES. THE FUND OUTPERFORMED ITS BENCHMARK, THE RUSSELL 2000 STOCK INDEX(1), WHICH LOST -4.20% DURING THE SAME PERIOD. THE FUND ALSO OUTPERFORMED OTHER MAJOR INDICES, INCLUDING THE S&P 500, NASDAQ AND THE NASDAQ 100.

Q      WHAT TYPE OF INVESTMENT STRATEGY ENABLED THE FUND TO PERFORM WELL IN A
VOLATILE MARKET?
A      In 1999, the Federal Reserve made a clear commitment to slowing economic growth by raising short-term interest rates. In anticipation of an economic slowdown, the Fund made two significant changes in its investment strategy. First, the Fund targeted stocks in defensive sectors where demand would not be dependent on the strength of the economy. As part of this strategy the Fund acquired Genesco, a shoe manufacturer which owns the retail chain JOURNEYS. This company targets the teen market where consumer spending remains relatively unaffected by economic fluctuations. The Fund also invested in America Service Group, a healthcare provider to correctional institutions, whose services remain in high demand.
       The Fund also focused on investing in larger small cap stocks. With the technology sector already significantly overvalued, we believed an economic downturn would lead investors to look for growth opportunities in the small cap sector. During this transition, we felt larger small cap stocks would experience improved performance much sooner than smaller companies due to greater market recognition. Companies acquired as part of this strategy included Elcor, Mobile Mini, Carbo Ceramics, and ITT Educational Services.
       As expected, economic growth slowed dramatically in 2000 and market interest shifted to defensive sectors and small cap stocks, which offered the best profit potential. The Fund's strategy to focus on these two groups of stocks paid off with an excellent return in 2000.

Q      HOW DID THE FUND'S INVESTMENT STRATEGY CHANGE WHEN IT BECAME APPARENT
THAT THE EQUITY MARKET WAS HEADED FOR A SIGNIFICANT DOWNTURN?
A      Despite signs of slower economic growth early last year, the market anticipated that growth would pick up at the end of the year and produce a market rally. In the 4th quarter, however, economic data indicated that the slowdown was much more severe than first expected. With the economy facing the threat of a recession, investors grew more pessimistic and the market ended the year with another sell-off.
       As the extent of the market correction became clear, the Fund maintained its focus on larger small cap stocks and increased its holdings in defensive sectors. In the financial sector, the Fund maintained its position in East West Bank and added Nara Bank to the portfolio. Both banks benefit from strong balance sheets and rapid growth in niche markets. The Fund also increased its exposure in the oil and natural gas sectors. High demand and rising prices in those sectors made companies such as Remington Oil and Carbo Ceramics attractive acquisitions.
       Finally, the Fund took advantage of the technology correction to purchase solid, but undervalued companies with strong growth potential. These promising additions to the portfolio included Gentner Communications and MKS Instruments.

Q      WHAT CHANGES IN THE MARKET HELPED THE FUND'S PERFORMANCE?
A      Beginning in 1995 we saw an unparalleled 5% decline in interest rates over a 4 year period. As a result, liquidity dramatically increased, providing an abundance of capital to fuel new growth in the technology sector. By 1999, the Fed, recognizing the economy was in danger of overheating, began raising interest rates to tighten the money supply and slow growth.
       During those years of unprecedented growth, market interest in the small cap and aggressive growth areas focused on technology and Internet stocks. The hype eventually resulted in sky-high P/E ratios and left many technology companies valued far beyond their realistic growth

PACIFIC ADVISORS
          Small Cap Fund continued

potential. In early 2000, the Fed's rate increases began to take hold and signs of a slowing economy drove investors back to companies with earnings, profits and attainable growth prospects.
       Many of these profitable companies were in areas of the small cap market that had failed to receive recognition while the market was fixated on the technology sector. The Fund's commitment to building a portfolio of solid companies with excellent revenue and profit growth paid off when these stocks began to receive long overdue attention from investors.
       While we expect the technology sector will remain a market leader, we do not anticipate a return to the astronomical growth experienced in 1999. With less room for interest rates to decline, the market will not have access to the excess capital that fueled growth in 1999. More importantly, however, last year's correction taught investors that technology stocks are not immune to market fundamentals or the effects of economic changes. Going forward, tech stocks will be held to the same standard as traditional companies. The market will not favor a stock simply because it is part of the technology sector. Instead, the market will gravitate toward those tech companies that maintain strong balance sheets and realistic earnings and growth projections.

Q      WHICH STOCKS PERFORMED WELL FOR THE FUND IN 2000?
A      A.C.L.N. Limited performed well for the Fund last year. This company, which transports cars from Europe to northern and western Africa, benefited from a dominant market share and an improving African economy. The Fund also saw significant gains from Elcor, a manufacturer of roofing shingles and cell phone components, and Nara Bank, a regional bank targeting the growing Korean community.
       The Fund's performance also benefited from acquisitions in two of its positions. Cerprobe, a producer of testing equipment for semiconductors, sold the company for $20 a share while trading near $12. Lifemark also saw an increase in its stock price after being acquired by EverCare, a large healthcare provider for the elderly.

Q      WHAT IS THE OUTLOOK FOR THE SMALL CAP MARKET IN THE COMING YEAR?
A      In the course of a normal business cycle, small cap stocks tend to perform best during the transition from a bear market to a bull market. In this period where large and mid cap stocks tend to be overvalued, small cap stocks offer the best opportunity for growth. Last year we entered the beginning of this phase as money rotated into the small cap market. Significant capital, however, remains on the sidelines as investors wait out this period of economic uncertainty. Therefore, we believe an opportunity for significant growth in the small cap market exists in 2001.
       Despite the forecast for a slower economy in the first half of the year, small cap companies are well suited for continued growth. Most of these companies focus on niche markets with less competition and pricing pressure. As smaller companies, they also have less exposure to global markets and less sensitivity to fluctuations in the global economy. Finally, in a slower economy, thriving small cap companies become attractive takeover candidates for larger companies looking to expand their own growth. Given these factors, we believe small caps will continue their superior performance in the coming year, and we believe the Fund is well positioned to capitalize on these opportunities.

    -------------------------------------------------------
    INVESTMENT MIX as of 12/31/00

1.  EQUITIES                                   99.72%
2.  CASH                                        0.28%

1    The Russell 2000 Stock Index is an unmanaged, market-weighted measure of stock market performance. It contains stocks of the 2,000 smallest publicly traded companies of the Russell 3000 Index. The Russell 2000 Stock Index does not take capital gains into consideration, and, unlike the Fund, does not reflect the effects of management fees or expenses.

CHANGE IN VALUE OF $10,000 INVESTMENT(1)

This chart shows the growth of a $10,000 investment made in Pacific Advisors Small Cap Fund, Class A shares, on February 8, 1993 compared to the growth of the Russell 2000 Index(2).

                        SMALL CAP FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          SMALL CAP FUND  RUSSELL 2000 INDEX
2/8/93            $9,425             $10,000
12/93            $11,319             $11,700
12/94            $10,870             $11,328
12/95            $12,771             $14,297
12/96            $18,352             $16,407
12/97            $19,628             $19,774
12/98            $16,379             $19,092
12/99            $13,800             $22,837
12/31/00         $15,570             $21,878

Average Annual Compounded Return for period ending December 31, 2000 (Class A shares)

One Year            12.83%
Five Year            4.01%
Inception            7.35%

----------------------------------

1    Performance figures represent the change in value of an investment over the periods shown, and have been restated to include the maximum 5.75% initial sales charge, assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Past performance does not guarantee future results. Share price and returns fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
2    The Russell 2000 Stock Index is an unmanaged, market weighted measure of stock market performance. It contains stocks of the 2,000 smallest publicly traded companies of the Russell 3000 Index. The Russell 2000 Stock Index does not take capital gains into consideration, and, unlike the Fund, does not reflect the effects of management fees or expenses.

PACIFIC ADVISORS FUND INC.
          notes

                                      PACIFIC ADVISORS
                                               financial statements

                                   [GRAPHIC]

                  PACIFIC ADVISORS GOVERNMENT SECURITIES FUND
                            SCHEDULE OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------

                                          Principal
                                             Amount        Value
----------------------------------------------------------------
US GOVERNMENT SECURITIES - 80.14%
US Treasury Bill
         US Treasury Bill 03/08/01        $ 500,000  $   494,867
----------------------------------------------------------------

US Treasury Bonds
         US Treasury Bond 8.125%
         08/15/19                           350,000      452,401
         US Treasury Bond 8.50% 02/15/20    350,000      469,213
         US Treasury Bond 8.125%
         08/15/21                           350,000      457,531
         US Treasury Bond 7.25% 08/15/22    400,000      482,169
         US Treasury Bond 7.625%
         11/15/22                           380,000      476,393
         US Treasury Bond 7.125%
         02/15/23                           380,000      452,739
         US Treasury Bond 7.50% 11/15/24    380,000      474,287
         US Treasury Bond 7.625%
         02/15/25                           380,000      480,923
         US Treasury Bond 6.875%
         08/15/25                           400,000      467,801
         US Treasury Bond 6.75% 08/15/26    410,000      473,742
         US Treasury Bond 6.625%
         02/15/27                           400,000      456,764
         US Treasury Bond 6.375%
         08/15/27                           400,000      443,923
         US Treasury Bond 5.50% 08/15/28    500,000      496,132
         US Treasury Bond 6.125%
         08/15/29                           400,000      435,625
----------------------------------------------------------------

                                                       6,519,643
----------------------------------------------------------------
TOTAL US GOVERNMENT SECURITIES
         (Cost: $6,453,806)                            7,014,510
                                                     -----------

                                          Number of
                                             Shares        Value
----------------------------------------------------------------
COMMON STOCK - 12.51%
Gas - Integrated
         Kinder Morgan, Inc.                  5,100      266,156
----------------------------------------------------------------

Pipelines
         El Paso Energy Corporation           2,800      200,550
----------------------------------------------------------------

Utilities - Electric
         Constellation Energy Group           3,700      166,731
         Ipalco Enterprises, Inc.             7,850      189,872
         Nisource, Inc.                       8,830      271,523
----------------------------------------------------------------

                                                         628,126
----------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $766,385)                              1,094,832
                                                     -----------
TOTAL INVESTMENT SECURITIES - 92.65%
         (Cost: $7,220,191)                          $ 8,109,342
                                                     -----------
SHORT-TERM INVESTMENTS - 3.67%
         United Missouri Bank Money
         Market Fund                                     321,338

OTHER ASSETS LESS LIABILITIES - 3.68%                    321,746
                                                     -----------

TOTAL NET ASSETS - 100%                              $ 8,752,426
----------------------------------------------------------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                    PACIFIC ADVISORS INCOME AND EQUITY FUND
                            SCHEDULE OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------

                                          Principal
                                             Amount         Value
-----------------------------------------------------------------
CORPORATE BONDS - 64.89%
Aerospace & Defense
         McDonnell Douglas 9.75%
         04/01/12                         $ 130,000  $   160,959
-----------------------------------------------------------------

Auto - Manufacturers
         Ford Motor Company 9.50%
         09/15/11                            28,000       32,244
-----------------------------------------------------------------

Banks - Regional
         First Union Corporation 6.824%
         08/01/26                            25,000       24,724
-----------------------------------------------------------------

Cosmetic - Personal Care
         Procter & Gamble 8.50% 08/10/09     65,000       74,378
-----------------------------------------------------------------

Financial Services
         Associates Corporation N.A.
         8.55% 07/15/09                     150,000      165,642
-----------------------------------------------------------------

Financial Services - Diversified
         General Electric Capital 8.50%
         07/24/08                            82,000       92,343
-----------------------------------------------------------------

Financial Services - Specialty
         Ford Capital B.V. 9.50%
         06/01/10                            75,000       84,648
-----------------------------------------------------------------

Food Retailers
         Safeway, Inc. 9.65% 01/15/04        74,000       79,982
-----------------------------------------------------------------

Insurance - Full Line
         American General Financial
         8.125% 08/15/09                    146,000      157,344
         Cigna Corporation 8.25%
         01/01/07                           102,000      107,299
         Transamerica Corporation 9.375%
         03/01/08                            75,000       85,607
-----------------------------------------------------------------

                                                         350,250
-----------------------------------------------------------------

Insurance - Life
         Conseco, Inc. 6.80% 06/15/05       125,000       78,750
         Sunamerica Inc. 9.95% 08/01/08      23,000       27,244
-----------------------------------------------------------------

                                                         105,994
-----------------------------------------------------------------

Insurance - Specialty
         MBIA Inc. 9.375% 02/15/11           50,000       57,950
-----------------------------------------------------------------

Oil - Integrated Majors
         Atlantic Richfield 9.125%
         03/01/11                           165,000      196,733
         Phillips Petroleum 9.375%
         02/15/11                            25,000       29,008
-----------------------------------------------------------------

                                                         225,741
-----------------------------------------------------------------

Railroads
         Union Pacific Resources 7.00%
         10/15/06                           103,000      104,620
-----------------------------------------------------------------

Retailers - Broadline
         Dayton Hudson Company 10.00%
         01/01/11                            50,000       60,886
-----------------------------------------------------------------

Telephone Systems
         New York Telephone Company
         8.625% 11/15/10                     50,000       55,352
-----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                    PACIFIC ADVISORS INCOME AND EQUITY FUND

                            SCHEDULE OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------

                                          Principal
                                             Amount         Value
-----------------------------------------------------------------
CORPORATE BONDS CONTINUED

US Government Agency
         InterAmerican Development Bank
         8.40% 09/01/09                      10,000       11,586
-----------------------------------------------------------------

Utilities - Electric
         Baltimore Gas & Electric 7.50%
         03/01/23                            50,000       48,680
         Baltimore Gas & Electric 8.54%
         09/18/06                           100,000      108,977
         Niagara Mohawk Power 9.75%
         11/01/05                            20,000       22,403
         Potomac Electric Power 5.875%
         10/15/08                            75,000       70,811
-----------------------------------------------------------------

                                                         250,871
-----------------------------------------------------------------

Utilities - Gas
         Consolidated Natural Gas 6.625%
         12/01/13                            30,000       28,933
-----------------------------------------------------------------
TOTAL CORPORATE BONDS
         (Cost: $1,985,788)                            1,967,103
                                                     -----------

                                          Number of
                                             Shares         Value
-----------------------------------------------------------------
COMMON STOCK - 11.30%
Building Materials
         Home Depot, Inc.                     1,000  $    45,688
-----------------------------------------------------------------

Diversified Companies
         General Electric                     1,500       71,906
-----------------------------------------------------------------

Financial Services - Diversified
         Citigroup, Inc.                      1,000       51,062
-----------------------------------------------------------------

Investment Companies
         Alliance Capital Management          1,000       50,625
-----------------------------------------------------------------

Oil - Integrated Majors
         Exxon Mobil Corporation                528       45,903
-----------------------------------------------------------------

Pharmaceuticals
         Schering-Plough Corporation            600       34,050
-----------------------------------------------------------------

Software & Computer Processing Equipment
         Microsoft*                           1,000       43,500
-----------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $141,820)                                342,734
                                                     -----------
PREFERRED STOCK - 6.09%
Insurance - Full Line
         American General Financial LLC       1,200       30,075
         Torchmark Capital LLC 9.18%
         Series A                             1,200       30,225
         Unum Corporation 8.80% Series A      1,500       37,219
-----------------------------------------------------------------

                                                          97,519
-----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                    PACIFIC ADVISORS INCOME AND EQUITY FUND

                            SCHEDULE OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------

                                          Number of
                                             Shares         Value
-----------------------------------------------------------------
PREFERRED STOCK CONTINUED

Real Estate Investment Trusts
         Price Enterprises Class A            6,000  $    87,000
-----------------------------------------------------------------
TOTAL PREFERRED STOCK
         (Cost: $186,975)                                184,519
                                                     -----------

                                          Principal
                                             Amount         Value
-----------------------------------------------------------------
US GOVERNMENT SECURITIES - 3.07%
US Treasury Notes
         US Treasury Note 7.875%
         11/15/04                         $  85,000       93,032
-----------------------------------------------------------------

TOTAL US GOVERNMENT SECURITIES
         (Cost: $85,229)                                  93,032
                                                     -----------
TOTAL INVESTMENT SECURITIES - 85.35%
         (Cost: $2,399,812)                          $ 2,587,388
                                                     -----------
SHORT-TERM INVESTMENTS - 12.29%
         United Missouri Bank Money
         Market Fund                                     372,662
-----------------------------------------------------------------

OTHER ASSETS LESS LIABILITIES - 2.36%                     71,409
                                                     -----------

TOTAL NET ASSETS - 100%                              $ 3,031,459
-----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         PACIFIC ADVISORS BALANCED FUND
                            SCHEDULE OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------

                                          Number of
                                             Shares         Value
-----------------------------------------------------------------
COMMON STOCK - 53.59%
Chemicals - Specialty
         Cabot Corporation                    5,000  $    131,875
         Cabot Micro Electronics, Inc.        2,000       103,875
-----------------------------------------------------------------

                                                          235,750
-----------------------------------------------------------------

Communications
         Lucent Technologies                  7,500       101,250
         Nokia Corporation                   12,000       522,000
-----------------------------------------------------------------

                                                          623,250

Computers & Related Equipment
         American Power Conversion
         Corporation                          2,500        30,937
-----------------------------------------------------------------

Entertainment
         AT&T - Liberty Media Group
         Class A*                            12,000       162,750
         Time Warner, Inc.                    3,000       156,720
         Viacom, Inc.*                        6,000       280,500
-----------------------------------------------------------------

                                                          599,970
-----------------------------------------------------------------

Financial Services - Diversified
         Convergys Corporation*               6,000       271,875
         Household International              2,000       110,000
-----------------------------------------------------------------

                                                          381,875
-----------------------------------------------------------------

Financial Services - Specialty
         Federal National Mortgage            4,000       275,500
-----------------------------------------------------------------

Forest Products
         Rayonier, Inc.                       2,500        99,531
-----------------------------------------------------------------

Gas - Integrated
         Enron Corporation                    5,000       415,625
-----------------------------------------------------------------

Health Care Provider
         Johnson & Johnson                    1,500       157,594
-----------------------------------------------------------------

Industrial - Diversified
         Coorstek, Inc.                       5,000       156,875
         Honeywell International, Inc.        3,000       141,938
-----------------------------------------------------------------

                                                          298,813
-----------------------------------------------------------------

Industrial & Commercial Services
         Reliance Steel                       6,000       148,500
-----------------------------------------------------------------

Insurance - Full Line
         Berkshire Hathaway, Inc. -
         Class A                                  2       142,000
-----------------------------------------------------------------

Insurance - Life
         MetLife, Inc.                        6,000       210,000
-----------------------------------------------------------------

Insurance - Specialty
         Farm Family Holdings, Inc.*          4,000       171,000
-----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         PACIFIC ADVISORS BALANCED FUND

                            SCHEDULE OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------

                                          Number of
                                             Shares         Value
-----------------------------------------------------------------
COMMON STOCK CONTINUED

Medical & Biotechnology
         McKesson HBOC, Inc.                 10,000  $    358,900
-----------------------------------------------------------------

Oil Equipment & Services
         Cooper Cameron*                      2,000       132,125
-----------------------------------------------------------------

Pharmaceuticals
         Pfizer, Inc.                         2,750       126,500
-----------------------------------------------------------------

Pollution/Waste Management
         Waste Management, Inc.               6,000       166,500
-----------------------------------------------------------------

Publishing
         Moodys Corporation                   6,000       154,125
         R H Donnelley Corporation*           9,000       218,813
-----------------------------------------------------------------

                                                          372,938
-----------------------------------------------------------------

Railroads
         GATX Corporation                     2,000        99,750
-----------------------------------------------------------------

Real Estate
         Catellus Development
         Corporation*                        10,000       175,000
-----------------------------------------------------------------

Software & Computer Processing Equipment
         Reynolds & Reynolds                 10,000       202,500
-----------------------------------------------------------------

Trucking
         CNF Transportation, Inc.             6,000       202,875
-----------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $2,986,101)                             5,627,433
                                                     ------------

                                          Principal
                                             Amount         Value
-----------------------------------------------------------------
CORPORATE BONDS - 36.62%
Banks - Money Center
         Swiss Bank Corporation - NY
         7.00% 10/15/15                   $ 300,000       291,794
-----------------------------------------------------------------

Banks - Regional
         Barnett Banks, Inc. 10.875%
         03/15/03                           238,000       259,067
-----------------------------------------------------------------

Food Retailers
         McDonald's Corporation 8.875%
         04/01/11                           167,000       194,937
         Safeway, Inc. 10.00% 12/01/01      115,000       118,220
         Safeway, Inc. 9.875% 03/15/07      127,000       145,541
         Safeway, Inc. 6.50% 11/15/08        50,000        49,309
-----------------------------------------------------------------

                                                          508,007
-----------------------------------------------------------------

Industrial
         Caterpillar, Inc. 9.75%
         06/01/19                            22,000        22,894
         Tenneco Packaging PTV 8.00%
         04/15/07                            50,000        46,667
-----------------------------------------------------------------

                                                           69,561
-----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         PACIFIC ADVISORS BALANCED FUND

                            SCHEDULE OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------

                                          Principal
                                             Amount         Value
-----------------------------------------------------------------
CORPORATE BONDS CONTINUED

Insurance - Full Line
         CIGNA Corporation 8.25%
         01/01/07                           131,000  $    137,806
-----------------------------------------------------------------

Oil - Integrated Majors
         Atlantic Richfield 9.125%
         03/01/11                           457,000       544,889
-----------------------------------------------------------------

Telephone Systems
         NYNEX Corporation 9.55%
         05/01/10                           369,302       405,586
         Sprint Spectrum LP 11.00%
         08/15/06                           110,000       118,023
-----------------------------------------------------------------

                                                          523,609
-----------------------------------------------------------------

Utilities - Electric
         Alabama Power 9.00% 12/01/24       116,000       122,621
         Baltimore Gas & Electric 7.50%
         03/01/23                            49,000        47,706
         Baltimore Gas & Electric 7.50%
         03/01/23                            55,000        54,196
         Niagara Mohawk Power 9.75%
         11/01/05                           320,000       358,452
         Potomac Electric Power Company
         6.50% 03/15/08                     150,000       148,029
         Public Service Electric & Gas
         6.25% 01/01/07                      75,000        73,311
         Public Service Electric & Gas
         7.375% 03/01/14                    114,000       113,330
         Public Service Electric & Gas
         7.00% 09/01/24                     288,000       263,296
         Toledo Edison 7.875% 08/01/04      318,000       329,835
-----------------------------------------------------------------

                                                        1,510,776
-----------------------------------------------------------------
TOTAL CORPORATE BONDS
         (Cost: $3,734,602)                             3,845,509
                                                     ------------

                                          Number of
                                             Shares         Value
-----------------------------------------------------------------
PREFERRED STOCK - 3.45%
Real Estate Investment Trusts
         Price Enterprises Class A           25,000       362,500
-----------------------------------------------------------------
TOTAL PREFERRED STOCK
         (Cost: $347,380)                                 362,500
                                                     ------------
COMMERCIAL PAPER - 0.78%
Financial Services
         Salomon, Inc. Variable Rate
         09/30/03                            89,000        82,094
-----------------------------------------------------------------
TOTAL COMMERCIAL PAPER
         (Cost: $82,034)                                   82,094
                                                     ------------
TOTAL INVESTMENT SECURITIES - 94.44%
         (Cost: $7,150,117)                          $  9,917,536
                                                     ------------
SHORT-TERM INVESTMENTS - 5.07%
         United Missouri Bank Money
         Market Fund                                      532,273
-----------------------------------------------------------------

OTHER ASSETS LESS LIABILITIES - 0.49%                      51,267
                                                     ------------

TOTAL NET ASSETS - 100%                              $ 10,501,076
-----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                          PACIFIC ADVISORS GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------

                                          Number of
                                             Shares         Value
-----------------------------------------------------------------
COMMON STOCK - 70.63%
Aerospace & Defense
         Goodrich B.F. Company                  500  $     18,187
-----------------------------------------------------------------

Building Materials
         Home Depot, Inc.                       300        13,706
-----------------------------------------------------------------

Communications
         ADC Telecom, Inc.                    1,000        18,125
         JDS Uniphase Corporation               500        20,844
         Juniper Networks, Inc.                 200        25,213
         Lucent Technologies                    300         4,050
         Nortel Networks Corporation          1,000        32,062
-----------------------------------------------------------------

                                                          100,294
-----------------------------------------------------------------

Computers & Related Equipment
         Cisco Systems, Inc.*                   600        22,950
         Compaq Computer Corporation            500         7,525
         Dell Computer Corporation*             500         8,719
         EMC Corporation*                       600        39,900
         Sun Microsystems, Inc.*                800        22,300
-----------------------------------------------------------------

                                                          101,394
-----------------------------------------------------------------

Diversified Companies
         General Electric                       750        35,953
-----------------------------------------------------------------

Electrical Components & Equipment
         Avaya Corporation                       25           258
         Flextronics International Ltd.         800        22,800
         Sanmina Corporation                    300        22,987
-----------------------------------------------------------------

                                                           46,045
-----------------------------------------------------------------

Financial Services - Diversified
         Citigroup, Inc.                        400        20,425
-----------------------------------------------------------------

Gas - Integrated
         Baker Hughes, Inc.                     400        16,625
         Burlington Resources, Inc.             500        25,250
         Enron Corporation                      300        24,938
-----------------------------------------------------------------

                                                           66,813
-----------------------------------------------------------------

Industrial - Diversified
         Corning, Inc.                        1,000        52,812
         Tyco International, Ltd.               600        33,300
-----------------------------------------------------------------

                                                           86,112
-----------------------------------------------------------------

Medical & Biotechnology
         Amgen Inc.                             750  $     47,953
         Johnson & Johnson                      200        21,013
-----------------------------------------------------------------

                                                           68,966
-----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                          PACIFIC ADVISORS GROWTH FUND

                            SCHEDULE OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------

                                          Number of
                                             Shares         Value
-----------------------------------------------------------------
COMMON STOCK CONTINUED

Medical Equipment, Devices & Supplies
         Becton, Dickinson and Company          500        17,313
         St. Jude Medical, Inc.                 300        18,431
-----------------------------------------------------------------

                                                           35,744
-----------------------------------------------------------------

Oil - Drilling
         BJ Services Company                    300        20,663
         Global Marine Inc.                     500        14,187
-----------------------------------------------------------------

                                                           34,850
-----------------------------------------------------------------

Oil - Integrated
         Anadarko Petroleum Corporation         500        35,540
         Apache Corporation                     300        21,019
         Exxon Mobil Corporation                200        17,387
-----------------------------------------------------------------

                                                           73,946
-----------------------------------------------------------------

Oil - Refining & Drilling
         Valero Energy Corporation              700        26,031
-----------------------------------------------------------------

Pharmaceuticals
         Schering-Plough Corporation            300        17,025
-----------------------------------------------------------------

Semiconductor & Related
         Analog Devices Inc.                    400        20,475
         Applied Materials, Inc.                300        11,456
         Broadcom Corporation Class A           400        33,800
         Conexant Systems, Inc.                 400         6,150
         Intel Corporation                      400        12,100
         PMC - Sierra, Inc.                     300        23,588
         SDL, Inc.                              300        44,456
         Teradyne Inc.                          500        18,625
         Texas Instruments, Inc.                400        18,950
         Vitesse Semiconductor
         Corporation                            300        16,594
         Xilinx, Inc.*                          400        18,450
-----------------------------------------------------------------

                                                          224,644
-----------------------------------------------------------------

Software & Computer Processing Equipment
         Informix Corporation                   500         1,484
         Microsoft*                             200         8,700
         Oracle Corporation*                    800        23,250
         Peoplesoft, Inc.                       500  $     18,594
         Siebel Systems, Inc.                   500        33,875
-----------------------------------------------------------------

                                                           85,903
-----------------------------------------------------------------

Telephone Systems
         MCI Worldcom, Inc.*                    400         5,600
-----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                          PACIFIC ADVISORS GROWTH FUND

                            SCHEDULE OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------

                                          Number of
                                             Shares         Value
-----------------------------------------------------------------
COMMON STOCK CONTINUED

Transportation Equipment
         A.C.L.N. Limited                     1,500        35,063
-----------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $1,296,540)                             1,096,701
                                                     ------------
TOTAL INVESTMENT SECURITIES - 70.63%
         (Cost: $1,296,540)                          $  1,096,701
                                                     ------------
SHORT-TERM INVESTMENTS - 29.17%
         United Missouri Bank Money
         Market Fund                                      452,831

OTHER ASSETS LESS LIABILITIES - 0.20%                       3,098
                                                     ------------

TOTAL NET ASSETS - 100%                              $  1,552,630
-----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                        PACIFIC ADVISORS SMALL CAP FUND
                            SCHEDULE OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------

                                          Number of
                                             Shares        Value
----------------------------------------------------------------
COMMON STOCK - 99.99%
Apparel
         Ashworth, Inc.                      23,000  $   149,500
----------------------------------------------------------------

Banks - Regional
         East West Bancorp, Inc.             30,000      748,125
         Nara Bank National Association      12,000      240,000
----------------------------------------------------------------

                                                         988,125
----------------------------------------------------------------

Building Materials
         Elcor Corporation                   15,000      253,125
----------------------------------------------------------------

Chemicals
         Ocean Bio-chem, Inc.*               85,000       63,750
----------------------------------------------------------------

Communications
         Gentner Communications
         Corporation                         15,000      176,250
         Intervoice, Inc.*                   35,000      253,750
----------------------------------------------------------------

                                                         430,000
----------------------------------------------------------------

Construction - Building
         Modtech Holding, Inc.*              25,000      181,250
----------------------------------------------------------------

Containers/Packaging
         Mobile Mini, Inc.*                  20,000      460,000
----------------------------------------------------------------

Cosmetic - Personal Care
         Nature's Sunshine                   15,000      102,187
----------------------------------------------------------------

Educational Services
         ITT Educational Services, Inc.*     13,000      286,000
----------------------------------------------------------------

Food
         Monterey Pasta Company              25,000      118,750
----------------------------------------------------------------

Food - Retailer
         Wild Oats Markets, Inc.              5,000       21,250
----------------------------------------------------------------

Footwear
         Genesco, Inc.*                      20,000      488,750
----------------------------------------------------------------

Health Care Provider
         America Service Group*              20,000      520,000
         Children's Comprehensive
         Services*                           11,400       28,500
----------------------------------------------------------------

                                                         548,500
----------------------------------------------------------------

Home Furnishings
         Craftmade International, Inc.       16,000      113,000
         Haverty Furniture                   19,900      196,513
----------------------------------------------------------------

                                                         309,513
----------------------------------------------------------------

Insurance - Property & Casualty
         Gainsco, Inc.                       20,000       52,500
----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                        PACIFIC ADVISORS SMALL CAP FUND

                            SCHEDULE OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------

                                          Number of
                                             Shares        Value
----------------------------------------------------------------
COMMON STOCK CONTINUED

Insurance - Specialty
         Interstate National Dealer
         Services*                           50,000  $   287,500
         Warrentech Corporation*             35,000       19,687
----------------------------------------------------------------

                                                         307,187
----------------------------------------------------------------

Medical Equipment, Devices & Supplies
         Meridian Medical Technicians,
         Inc.*                               12,000      132,000
----------------------------------------------------------------

Oil - Secondary
         Remington Oil & Gas Corporation     12,000      156,000
----------------------------------------------------------------

Oilfield Equipment & Services
         Carbo Ceramics, Inc.                 8,500      318,219
----------------------------------------------------------------

Railroads
         Railamerica, Inc.*                  85,000      666,723
----------------------------------------------------------------

Retail - Specialty
         Linens 'N Things, Inc.*              6,000      165,750
         Sonic Automotive, Inc.*             25,000      171,875
----------------------------------------------------------------

                                                         337,625
----------------------------------------------------------------

Semiconductor & Related
         MKS Instruments, Inc.               15,000      232,500
         Phoenix Technologies, Ltd.           3,000       40,453
----------------------------------------------------------------

                                                         272,953
----------------------------------------------------------------

Transportation
         A.C.L.N. Limited                    15,000      350,625
----------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $5,762,133)                            6,994,532
                                                     -----------
TOTAL INVESTMENT SECURITIES - 99.99%
         (Cost: $5,762,133)                          $ 6,994,532
                                                     -----------
SHORT-TERM INVESTMENTS - 0.28%
         United Missouri Bank Money
         Market Fund                                      19,757

OTHER ASSETS LESS LIABILITIES - (0.27%)                  (19,000)
                                                     -----------

TOTAL NET ASSETS - 100%                              $ 6,995,289
----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 2000
--------------------------------------------------------------------------------

                                                                             INCOME
                                                           GOVERNMENT           AND
                                                           SECURITIES        EQUITY
                                                                 FUND          FUND
                                                         ------------  ------------
ASSETS
         Investment Securities
             At cost                                     $ 7,220,191   $ 2,399,812
                                                         ===========   ===========
             At market value                             $ 8,109,342   $ 2,587,388
             Short-term investments, at cost, which is
                  equal to market                            321,338       372,662
         Accrued income receivable                           136,230        50,003
         Receivable from investment manager (Note 3)          48,333        20,519
         Receivable for capital shares sold                  170,357        12,665
         Other assets                                            919           447
                                                         -----------   -----------
         Total assets                                      8,786,519     3,043,684
                                                         -----------   -----------
LIABILITIES
         Payable for investments purchased                         -             -
         Payable for fund shares redeemed                      1,447             -
         Accounts payable                                     28,580        10,846
         Accounts payable to related parties (Note 3)          4,066         1,379
         Payable to Investment Manager (Note 3)                    -             -
                                                         -----------   -----------
         Total liabilities                                    34,093        12,225
                                                         -----------   -----------
    NET ASSETS                                           $ 8,752,426   $ 3,031,459
                                                         -----------   -----------
SUMMARY OF SHAREHOLDERS' EQUITY
         Paid in capital                                   7,861,115     2,910,110
         Accumulated undistributed net investment
             income                                            2,414         2,331
         Accumulated undistributed net realized gains
             (losses) on security transactions                     -       (67,877)
         Distributions in excess of net realized gains
             on security transactions                           (254)         (681)
         Net unrealized appreciation (depreciation) of
             investments                                     889,151       187,576
                                                         -----------   -----------
         Net assets at December 31, 2000                 $ 8,752,426   $ 3,031,459
                                                         -----------   -----------
CLASS A:
         Net assets                                      $ 6,070,656   $ 2,216,718
                                                         ===========   ===========
         Shares authorized                                50,000,000    50,000,000
         Shares outstanding                                  557,747       212,563
         Net asset value and redemption price per share  $     10.88   $     10.43
                                                         ===========   ===========
         Maximum offering price per share                $     11.42   $     10.95
         Sales load                                             4.75%         4.75%
CLASS C:
         Net assets                                      $ 2,681,770   $   814,741
                                                         ===========   ===========
         Shares authorized                                50,000,000    50,000,000
         Shares outstanding                                  249,734        79,392
         Net asset value and redemption price per share  $     10.74   $     10.26
                                                         ===========   ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                                                            SMALL
                                                             BALANCED        GROWTH           CAP
                                                                 FUND          FUND          FUND
                                                         ------------  ------------  ------------
ASSETS
         Investment Securities
             At cost                                     $ 7,150,117   $ 1,296,540   $ 5,762,133
                                                         ===========   ===========   ===========
             At market value                             $ 9,917,536   $ 1,096,701   $ 6,994,532
             Short-term investments, at cost, which is
                  equal to market                            532,273       452,831        19,757
         Accrued income receivable                            89,449           569         1,480
         Receivable from investment manager (Note 3)               -         3,802             -
         Receivable for capital shares sold                    9,118         6,875         8,658
         Other assets                                          1,304             -         2,544
                                                         -----------   -----------   -----------
         Total assets                                     10,549,680     1,560,778     7,026,971
                                                         -----------   -----------   -----------
LIABILITIES
         Payable for investments purchased                         -             -             -
         Payable for fund shares redeemed                          -             -           967
         Accounts payable                                     39,693         6,831        21,258
         Accounts payable to related parties (Note 3)          5,846         1,317         5,225
         Payable to Investment Manager (Note 3)                3,065             -         4,232
                                                         -----------   -----------   -----------
         Total liabilities                                    48,604         8,148        31,682
                                                         -----------   -----------   -----------
    NET ASSETS                                           $10,501,076   $ 1,552,630   $ 6,995,289
                                                         -----------   -----------   -----------
SUMMARY OF SHAREHOLDERS' EQUITY
         Paid in capital                                   7,725,022     1,761,020     5,790,378
         Accumulated undistributed net investment
             income                                            8,410             -             -
         Accumulated undistributed net realized gains
             (losses) on security transactions                   225        (8,551)      (27,488)
         Distributions in excess of net realized gains
             on security transactions                              -             -             -
         Net unrealized appreciation (depreciation) of
             investments                                   2,767,419      (199,839)    1,232,399
                                                         -----------   -----------   -----------
         Net assets at December 31, 2000                 $10,501,076   $ 1,552,630   $ 6,995,289
                                                         -----------   -----------   -----------
CLASS A:
         Net assets                                      $ 5,941,921   $   824,773   $ 6,541,325
                                                         ===========   ===========   ===========
         Shares authorized                                50,000,000    50,000,000    50,000,000
         Shares outstanding                                  390,384        83,877       487,367
         Net asset value and redemption price per share  $     15.22   $      9.83   $     13.42
                                                         ===========   ===========   ===========
         Maximum offering price per share                $     16.15   $     10.43   $     14.24
         Sales load                                             5.75%         5.75%         5.75%
CLASS C:
         Net assets                                      $ 4,559,155   $   727,857   $   453,964
                                                         ===========   ===========   ===========
         Shares authorized                                50,000,000    50,000,000    50,000,000
         Shares outstanding                                  304,060        75,024        34,823
         Net asset value and redemption price per share  $     14.99   $      9.70   $     13.04
                                                         ===========   ===========   ===========

                           PACIFIC ADVISORS FUND INC.
                            STATEMENT OF OPERATIONS
                      For the year ended December 31, 2000
--------------------------------------------------------------------------------

                                            INCOME
                            GOVERNMENT         AND
                            SECURITIES      EQUITY
                                  FUND        FUND
                           -----------  ----------
INVESTMENT INCOME
    Dividends              $   23,550   $  23,474
    Interest                  348,658     216,619
                           ----------   ---------
         Total Income         372,208     240,093
                           ----------   ---------

EXPENSES
    Investment Management
       Fees                    50,483      29,549
    Transfer Agent Fees        31,296      28,121
    Fund Accounting Fees       38,678      22,511
    Legal Fees                 12,161       8,423
    Audit Fees                 21,654       6,548
    Registration Fees          14,313      11,557
    Printing                   22,312      12,502
    Custody Fees                7,152       6,857
    Director
       Fees/Meetings            2,511       1,428
    Distribution Fees
       (Note 3)                34,189      18,434
    Other Expense               4,603       2,956
                           ----------   ---------
         Total Expenses,
            before
           reimbursements     239,352     148,886
    Less fees waived and
       expenses
       reimbursed
       (Note 3)               104,210      72,222
                           ----------   ---------
         Net Expenses         135,142      76,664
                           ----------   ---------
NET INVESTMENT INCOME
    (LOSS)                    237,066     163,429
                           ----------   ---------
NET REALIZED AND
    UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
    Net Realized gain
       (loss) on
       investments            218,947     (67,877)

    Net Unrealized
       appreciation
       (depreciation) of
       investments            781,115      74,485
                           ----------   ---------
                            1,000,062       6,608
                           ----------   ---------

NET INCREASE (DECREASE)
    IN NET ASSETS
    RESULTING FROM
    OPERATIONS             $1,237,128   $ 170,037
                           ----------   ---------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                       SMALL
                            BALANCED      GROWTH         CAP
                                FUND        FUND        FUND
                           ---------  ----------  ----------
INVESTMENT INCOME
    Dividends              $ 70,770   $   1,754   $  25,501
    Interest                329,254      29,441         272
                           --------   ---------   ---------
         Total Income       400,024      31,195      25,773
                           --------   ---------   ---------

EXPENSES
    Investment Management
       Fees                  79,932      11,263      54,136
    Transfer Agent Fees      37,452      25,299      44,733
    Fund Accounting Fees     56,466      17,583      40,984
    Legal Fees               33,084       2,584      14,858
    Audit Fees               25,995       4,102      19,360
    Registration Fees        17,628       3,168      15,098
    Printing                 34,651       3,838      27,110
    Custody Fees              8,190       7,896       8,168
    Director
       Fees/Meetings          4,070         568       2,858
    Distribution Fees
       (Note 3)              45,059       8,602      20,355
    Other Expense             7,176       1,440       7,349
                           --------   ---------   ---------
         Total Expenses,
            before
           reimbursements   349,703      86,343     255,009
    Less fees waived and
       expenses
       reimbursed
       (Note 3)              39,966      46,961           -
                           --------   ---------   ---------
         Net Expenses       309,737      39,382     255,009
                           --------   ---------   ---------
NET INVESTMENT INCOME
    (LOSS)                   90,287      (8,187)   (229,236)
                           --------   ---------   ---------
NET REALIZED AND
    UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
    Net Realized gain
       (loss) on
       investments           43,420      (8,551)   (197,177)

    Net Unrealized
       appreciation
       (depreciation) of
       investments          762,447    (282,457)  1,185,877
                           --------   ---------   ---------
                            805,867    (291,008)    988,700
                           --------   ---------   ---------

NET INCREASE (DECREASE)
    IN NET ASSETS
    RESULTING FROM
    OPERATIONS             $896,154   $(299,195)  $ 759,464
                           --------   ---------   ---------

                           PACIFIC ADVISORS FUND INC.
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                           GOVERNMENT SECURITIES FUND    INCOME AND EQUITY FUND
                           --------------------------  --------------------------
                             Year ended    Year ended    Year ended    Year ended
                           December 31,  December 31,  December 31,  December 31,
                                   2000          1999          2000          1999
                           ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
    NET ASSETS
    FROM OPERATIONS
    Net investment income
         (loss)             $  237,066    $  172,043    $  163,429    $  164,260
    Net realized gain
         (loss) on
         investments           218,947        16,887       (67,877)        5,619
    Change in net
         unrealized
         appreciation
         (depreciation)
         of investments        781,115      (464,032)       74,485      (157,552)
                            ----------    ----------    ----------    ----------
    Increase (decrease)
         in net assets
         resulting from
         operations          1,237,128      (275,102)      170,037        12,327
                            ----------    ----------    ----------    ----------
    FROM DISTRIBUTIONS TO
         SHAREHOLDERS
    Class A:
         Net investment
             income           (171,865)     (140,251)     (126,302)     (103,428)
         Net capital
             gains            (151,237)      (12,364)            -        (3,774)

    Class C:
         Net investment
             income            (60,970)      (34,684)      (36,471)      (61,833)
         Net capital
             gains             (68,047)       (4,473)            -        (2,566)
                            ----------    ----------    ----------    ----------

    Decrease in net
         assets resulting
         from
         distributions        (452,119)     (191,772)     (162,773)     (171,601)
                            ----------    ----------    ----------    ----------

    FROM CAPITAL SHARE
         TRANSACTIONS
         (NOTE 5)
    Proceeds from shares
         sold                2,647,853     3,703,783       294,282     2,239,902
    Proceeds from shares
         purchased by
         reinvestment of
         dividends             352,862       149,343       107,440       129,167
    Cost of shares
         repurchased        (2,176,701)   (2,493,824)   (1,892,359)   (1,042,897)
                            ----------    ----------    ----------    ----------
    Increase (decrease)
         in net assets
         derived from
         capital share
         transactions          824,014     1,359,302    (1,490,637)    1,326,172
                            ----------    ----------    ----------    ----------

    INCREASE (DECREASE)
         IN NET ASSETS       1,609,023       892,428    (1,483,373)    1,166,898

NET ASSETS
    Beginning of period      7,143,403     6,250,975     4,514,832     3,347,934
                            ----------    ----------    ----------    ----------
    End of period           $8,752,426    $7,143,403    $3,031,459    $4,514,832
                            ----------    ----------    ----------    ----------

(c)  Commencement of Operations

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                 BALANCED FUND                   GROWTH FUND                  SMALL CAP FUND
                           --------------------------  -------------------------------  --------------------------
                             Year ended    Year ended    Year ended  May 3,1999 (c) to    Year ended    Year ended
                           December 31,  December 31,  December 31,       December 31,  December 31,  December 31,
                                   2000          1999          2000               1999          2000          1999
                           ------------  ------------  ------------  -----------------  ------------  ------------
INCREASE (DECREASE) IN
    NET ASSETS
    FROM OPERATIONS
    Net investment income
         (loss)            $    90,287    $   60,719    $   (8,187)       $(1,384)       $ (229,236)   $ (273,657)
    Net realized gain
         (loss) on
         investments            43,420        81,450        (8,551)             -          (197,177)      223,619
    Change in net
         unrealized
         appreciation
         (depreciation)
         of investments        762,447       766,175      (282,457)        82,618         1,185,877    (1,458,920)
                           -----------    ----------    ----------        -------        ----------    ----------
    Increase (decrease)
         in net assets
         resulting from
         operations            896,154       908,344      (299,195)        81,234           759,464    (1,508,958)
                           -----------    ----------    ----------        -------        ----------    ----------
    FROM DISTRIBUTIONS TO
         SHAREHOLDERS
    Class A:
         Net investment
             income            (57,427)      (60,475)            -              -                 -             -
         Net capital
             gains             (27,057)      (59,690)            -              -           (45,365)       (5,375)

    Class C:
         Net investment
             income            (26,785)       (3,542)            -              -                 -             -
         Net capital
             gains             (21,127)      (12,667)            -              -            (3,243)         (353)
                           -----------    ----------    ----------        -------        ----------    ----------

    Decrease in net
         assets resulting
         from
         distributions        (132,396)     (136,374)            -              -           (48,608)       (5,728)
                           -----------    ----------    ----------        -------        ----------    ----------

    FROM CAPITAL SHARE
         TRANSACTIONS
         (NOTE 5)
    Proceeds from shares
         sold                4,274,289     2,253,867     1,417,413        526,173           658,736     1,787,612
    Proceeds from shares
         purchased by
         reinvestment of
         dividends             113,140       120,829             -              -            37,101         4,342
    Cost of shares
         repurchased        (3,209,616)   (1,385,001)     (171,454)        (1,541)       (1,846,368)   (2,411,853)
                           -----------    ----------    ----------        -------        ----------    ----------
    Increase (decrease)
         in net assets
         derived from
         capital share
         transactions        1,177,813       989,695     1,245,959        524,632        (1,150,531)     (619,899)
                           -----------    ----------    ----------        -------        ----------    ----------

    INCREASE (DECREASE)
         IN NET ASSETS       1,941,571     1,761,665       946,764        605,866          (439,675)   (2,134,585)

NET ASSETS
    Beginning of period      8,559,505     6,797,840       605,866              -         7,434,964     9,569,549
                           -----------    ----------    ----------        -------        ----------    ----------
    End of period          $10,501,076    $8,559,505    $1,552,630        $605,866       $6,995,289    $7,434,964
                           -----------    ----------    ----------        -------        ----------    ----------

(c)  Commencement of Operations

                           PACIFIC ADVISORS FUND INC.
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 2000
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

        Pacific Advisors Fund Inc. (the "Company") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Company currently offers five Funds: Government Securities Fund, Income and Equity Fund, Balanced Fund, Growth Fund and Small Cap Fund. Each fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies and restrictions. The Government Securities Fund seeks to provide high current income, preservation of capital, and rising future income, consistent with prudent investment risk. The Income and Equity Fund seeks to provide current income and secondarily, long-term capital appreciation. The Balanced Fund seeks to achieve long-term capital appreciation and income consistent with reduced market risk. The Growth Fund seeks to achieve long-term capital appreciation through investment in medium to large capitalization companies. The Small Cap Fund seeks to provide capital appreciation through investment in small capitalization companies.

        Effective April 1, 1998, the Funds offer Class A and Class C shares, each of which has equal rights as to assets and voting privileges except that Class A and Class C each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of each Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each Class of shares differs in its respective service and distribution expenses and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

        A. SECURITY VALUATION. Securities listed on a national securities exchange and certain over-the-counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the New York Stock Exchange. OTC issues not quoted on the NASDAQ system and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources (including Quotron), where available, and otherwise from brokers who are market makers for such securities. Debt securities with a maturity of less than 60 days are valued on an amortized cost basis.

        B. SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and Federal income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

        C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. The Government Securities Fund and Income and Equity Fund declare and distribute dividends of their net investment income, if any, quarterly. The Balanced Fund, Growth Fund and Small Cap Fund declare and distribute dividends of their net investment income, if any, annually. The Board of Directors will determine the amount and timing of such payments. Income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gain on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

        D. FEDERAL INCOME TAXES. No provision is made for Federal taxes since the Company intends to qualify as a regulated investment company and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from Federal income and excise taxes.

        E. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements and footnotes. Actual results could differ from those estimates.

NOTE 3. INVESTMENT MANAGEMENT, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS

        The Company and the Funds have entered into investment management agreements ("Management Agreements") with Pacific Global Investment Management Company, Inc. ("Investment Manager"). The Management Agreements provide for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.65% of average net assets for the Government Securities Fund and 0.75% of average net assets for the Income and Equity, Balanced, Growth and Small Cap Funds. The Investment Manager has entered into a sub-advisory agreement ("Sub-Advisory Agreement") with Spectrum Asset Management, Inc. ("Advisor") for the Government Securities Fund.

        Through November 10, 2000, the Investment Manager was party to a sub-advisory agreement for the Balanced Fund and a co-management agreement for the Income and Equity Fund with Hamilton & Bache, Inc. Hamilton & Bache, Inc. resigned from these positions effective November 10, 2000, because Mary Hamilton and Stephen Bache, its two principals, were ending their business relationship. Mr. Bache, who performed substantially all of the portfolio management services provided by Hamilton & Bache to the Funds, formed his own investment advisory firm, Bache Capital, Inc.

        At a meeting held on November 10, 2000, the Board of Directors approved temporary agreements to permit Bache Capital, Inc. ("Advisor") to act as sub-advisor ("Sub-Advisory Agreement") for the Balanced Fund and Co-manager ("Co-management Agreement") for the Income and Equity Fund on an interim basis until a shareholder vote could be held. That vote is currently scheduled for February 28, 2001.

        The Investment Manager is solely responsible for the payment of these fees to the Advisors.

        In accordance with Expense Limitation agreements with the Company on behalf of the Government Securities, Income and Equity and Growth Funds, the Investment Manager is required to reduce its investment management fees in any fiscal year in which all fund operating expenses exceed 1.65%, 1.85% and 2.50%, respectively, of average daily net assets of the respective Funds, and to reimburse the Government Securities, Income and Equity and Growth Funds for any additional amounts that exceed these limits. These

                           PACIFIC ADVISORS FUND INC.

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 2000
--------------------------------------------------------------------------------

agreements may be terminated by either party. In addition, from time to time, the Investment Manager and Advisors may voluntarily waive their management and sub-advisory fees, and/or absorb certain expenses for the Funds.

        Pursuant to the Expense Limitation Agreements, voluntary waiver of fees and the assumption of expenses by the Investment Manager, the following amounts were waived or reimbursed for the year ended December 31, 2000.

                                          Management         Expense
                                                Fees  Reimbursements
Government Securities Fund                $   46,877  $       57,333
Income and Equity Fund                        27,703          44,519
Balanced Fund                                 39,966               -
Growth Fund                                   10,559          36,402

        With the exception of the Growth Fund, these waived and reimbursed expenses may be subject to future recoupment by the Investment Manager.

        Fund operating expenses may not fall below the current expense levels in subsequent years until the Investment Manager has fully recouped fees forgone and expenses paid or assumed, as each fund will reimburse the Investment Manager in subsequent years during which the Fund's total assets are greater than $20,000,000. Such recoupments, if any, are limited to a period of five years from the date on which the first reimbursement is made to the Investment Manager on a fund by fund basis. As of December 31, 2000, the cumulative amounts unrecouped by the Investment Manager since the commencement of operations are:

Government Securities Fund                          $701,007
Income and Equity Fund                               522,791
Balanced Fund                                        330,893
Small Cap Fund                                       217,445

        For the year ended December 31, 2000, Pacific Global Fund
Distributors, Inc. ("PGFD"), the principal underwriter for the Company, received commissions on sales of capital stock, after deducting amounts allowed to authorized distributors as commissions. The amounts are as follows:

                                           Underwriting  Commissions
                                          Fees Retained         Paid
Government Securities Fund                $       3,451  $    16,523
Income and Equity Fund                              364        1,938
Balanced Fund                                     9,748       17,206
Growth Fund                                       1,180        5,448
Small Cap Fund                                    2,635       12,505

        PGFD is a wholly-owned subsidiary of the Investment Manager.

        The Company and the Funds have entered into agreements with Pacific Global Investor Services, Inc. ("PGIS") to provide fund accounting services at the monthly fee of three basis points for the first one hundred million in net assets or a minimum of $1,250. In addition, agreements to provide transfer agent services has also been entered into at a rate of $18.00 per year per open account and $2.00 per year per closed account with minimum charges of $1,250 per month and $750 per month respectively for the A and C share accounts. PGIS is a wholly owned subsidiary of the Investment Manager.

        Accounts payable to related parties consists of management fees payable to the Investment Manager and fund accounting and transfer agent fees payable to PGIS.

        The Company has adopted a plan of distribution, whereby the Funds may pay a service fee to qualified recipients in an amount up to 0.25% and 1.00% per annum of each Fund's daily net assets for A shares and C shares respectively. For the period ended December 31, 2000, total service fees were:

Government Securities Fund                          $34,189
Income and Equity Fund                               18,434
Balanced Fund                                        45,059
Growth Fund                                           8,602
Small Cap Fund                                       20,355

NOTE 4. PURCHASE AND SALES OF SECURITIES

        The following summarizes purchases and sales of investment securities, other than short-term investments, and aggregate gross unrealized appreciation and depreciation by each Fund for the year ended and as of December 31, 2000.

                                                          Gross         Gross  Net Unrealized
                              Cost of    Proceeds    Unrealized    Unrealized    Appreciation
                            Purchases  From Sales  Appreciation  Depreciation  (Depreciation)
Government Securities
  Fund                     $4,205,062  $1,337,491  $    889,151  $          -  $      889,151
Income and Equity Fund        778,741   2,653,279       244,574        56,998         187,576
Balanced Fund               5,132,100   4,038,244     2,842,673        75,254       2,767,419
Growth Fund                 1,089,325     136,915       109,182       309,021        (199,839)
Small Cap Fund              3,079,136   4,510,059     2,105,121       872,722       1,232,399

                           PACIFIC ADVISORS FUND INC.

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 2000
--------------------------------------------------------------------------------

NOTE 5. CAPITAL SHARE TRANSACTIONS

                                      Year ended              Year ended
                                  December 31, 2000       December 31, 1999
                                ----------------------  ----------------------
                                  Shares        Amount    Shares        Amount
                                --------  ------------  --------  ------------
GOVERNMENT SECURITIES FUND
CLASS A
Shares Sold                      187,881  $  1,957,955   225,373  $  2,209,427
Reinvestment of Distributions     21,643       230,059    11,340       110,669
                                --------  ------------  --------  ------------
                                 209,524     2,188,014   236,713     2,320,096
Shares Repurchased              (187,527)   (1,895,110) (216,157)   (2,169,999)
                                --------  ------------  --------  ------------
Net Increase (decrease)           21,997  $    292,904    20,556  $    150,097
                                ========  ============  ========  ============
CLASS C
Shares Sold                       66,562  $    689,898   153,004  $  1,494,356
Reinvestment of Distributions     11,652       122,803     4,014        38,674
                                --------  ------------  --------  ------------
                                  78,214       812,701   157,018     1,533,030
Shares Repurchased               (28,118)     (281,591)  (33,035)     (323,825)
                                --------  ------------  --------  ------------
Net Increase (decrease)           50,096  $    531,110   123,983  $  1,209,205
                                ========  ============  ========  ============

                                      Year ended              Year ended
                                  December 31, 2000       December 31, 1999
                                ----------------------  ----------------------
                                  Shares        Amount    Shares        Amount
                                --------  ------------  --------  ------------

INCOME AND EQUITY FUND
CLASS A
Shares Sold                       17,039  $    175,597    91,057  $    968,071
Reinvestment of Distributions      6,881        71,210     6,243        65,374
                                --------  ------------  --------  ------------
                                  23,920       246,807    97,300     1,033,445
Shares Repurchased               (68,163)     (702,798)  (86,776)     (909,772)
                                --------  ------------  --------  ------------
Net Increase (decrease)          (44,243) $   (455,991)   10,524  $    123,673
                                ========  ============  ========  ============
CLASS C
Shares Sold                       11,690  $    118,685   122,405  $  1,271,831
Reinvestment of Distributions      3,570        36,230     6,224        63,793
                                --------  ------------  --------  ------------
                                  15,260       154,915   128,629     1,335,624
Shares Repurchased              (117,805)   (1,189,561)  (12,807)     (133,125)
                                --------  ------------  --------  ------------
Net Increase (decrease)         (102,545) $ (1,034,646)  115,822  $  1,202,499
                                ========  ============  ========  ============

                           PACIFIC ADVISORS FUND INC.

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 2000
--------------------------------------------------------------------------------

                                      Year ended              Year ended
                                  December 31, 2000       December 31, 1999
                                ----------------------  ----------------------
                                  Shares        Amount    Shares        Amount
                                --------  ------------  --------  ------------

BALANCED FUND
CLASS A
Shares Sold                       80,082  $  1,170,535    86,712  $  1,150,429
Reinvestment of Distributions      4,463        67,121     7,641       104,909
                                --------  ------------  --------  ------------
                                  84,545     1,237,656    94,353     1,255,338
Shares Repurchased              (193,186)   (2,841,266) (101,373)   (1,335,590)
                                --------  ------------  --------  ------------
Net Increase (decrease)         (108,641) $ (1,603,610)   (7,020) $    (80,252)
                                ========  ============  ========  ============
CLASS C
Shares Sold                      214,679  $  3,103,754    84,177  $  1,103,438
Reinvestment of Distributions      3,103        46,019     1,171        15,920
                                --------  ------------  --------  ------------
                                 217,782     3,149,773    85,348     1,119,358
Shares Repurchased               (25,281)     (368,350)   (3,799)      (49,411)
                                --------  ------------  --------  ------------
Net Increase (decrease)          192,501  $  2,781,423    81,549  $  1,069,947
                                ========  ============  ========  ============

                                      Year ended               Year ended
                                   December 31, 2000        December 31, 1999
                                -----------------------  -----------------------
                                  Shares         Amount    Shares         Amount
                                --------  -------------  --------  -------------

GROWTH FUND
CLASS A
Shares Sold                       64,357  $  750,071       28,121  $  282,969
Reinvestment of Distributions          -           -            -           -
                                --------  ----------     --------  ----------
                                  64,357     750,071       28,121     282,969
Shares Repurchased                (8,567)    (99,049)         (34)       (341)
                                --------  ----------     --------  ----------
Net Increase (decrease)           55,790  $  651,022       28,087  $  282,628
                                ========  ==========     ========  ==========
CLASS C
Shares Sold                       57,205  $  667,342       24,058  $  243,204
Reinvestment of Distributions          -           -            -           -
                                --------  ----------     --------  ----------
                                  57,205     667,342       24,058     243,204
Shares Repurchased                (6,124)    (72,405)        (115)     (1,200)
                                --------  ----------     --------  ----------
Net Increase (decrease)           51,081  $  594,937       23,943  $  242,004
                                ========  ==========     ========  ==========

                           PACIFIC ADVISORS FUND INC.

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 2000
--------------------------------------------------------------------------------

                                      Year ended              Year ended
                                  December 31, 2000       December 31, 1999
                                ----------------------  ----------------------
                                  Shares        Amount    Shares        Amount
                                --------  ------------  --------  ------------

SMALL CAP FUND
CLASS A
Shares Sold                       42,227  $    516,240   113,526  $  1,448,076
Reinvestment of Distributions      2,637        34,382       341         4,026
                                --------  ------------  --------  ------------
                                  44,864       550,622   113,867     1,452,102
Shares Repurchased              (139,943)   (1,667,540) (186,970)   (2,341,370)
                                --------  ------------  --------  ------------
Net Increase (decrease)          (95,079) $ (1,116,918)  (73,103) $   (889,268)
                                ========  ============  ========  ============
CLASS C
Shares Sold                       11,870  $    142,496    27,145  $    339,536
Reinvestment of Distributions        214         2,719        27           316
                                --------  ------------  --------  ------------
                                  12,084       145,215    27,172       339,852
Shares Repurchased               (15,732)     (178,828)   (5,499)      (70,483)
                                --------  ------------  --------  ------------
Net Increase (decrease)           (3,648) $    (33,613)   21,673  $    269,369
                                ========  ============  ========  ============

                           PACIFIC ADVISORS FUND INC.
                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                         GOVERNMENT SECURITIES FUND
                                              ------------------------------------------------
                                                                  Class A
                                              ------------------------------------------------
                                                      For the year ended December 31,
                                              ------------------------------------------------
                                                  2000      1999      1998      1997      1996
                                              ------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $  9.74   $ 10.59   $  9.87   $  9.30   $ 10.16
                                              -------   -------   -------   -------   -------
     Income from investing operations
          Net investment income                  0.35      0.30      0.34      0.35      0.33
          Net realized and unrealized gains
               (losses) on securities            1.41     (0.84)     1.38      0.71     (0.65)
                                              -------   -------   -------   -------   -------
     Total from investment operations            1.76     (0.54)     1.72      1.06     (0.32)
                                              -------   -------   -------   -------   -------
     Less distributions
          From net investment income            (0.34)    (0.29)    (0.33)    (0.35)    (0.32)
          From net capital gains                (0.28)    (0.02)    (0.67)    (0.14)    (0.22)
                                              -------   -------   -------   -------   -------
     Total distributions                        (0.62)    (0.31)    (1.00)    (0.49)    (0.54)
                                              -------   -------   -------   -------   -------
     Net asset value, end of period           $ 10.88   $  9.74   $ 10.59   $  9.87   $  9.30
                                              -------   -------   -------   -------   -------

TOTAL INVESTMENT RETURN (b)                     18.42%    (5.04)%   17.82%    11.72%    (3.15)%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $ 6,071   $ 5,220   $ 5,456   $ 3,939   $ 7,096
     Ratio of net investment income to
        average net assets
               With expense reductions           3.46%     2.99%     3.32%     3.36%     3.46%
               Without expense reductions        2.08%     1.02%     1.04%     1.51%     2.17%
     Ratio of expenses to average net assets
               With expense reductions           1.65%     1.60%     1.66%     1.65%     1.66%
               Without expense reductions        3.03%     3.57%     3.94%     3.51%     2.95%
     Fund portfolio turnover rate               22.21%   147.01%    41.98%    68.52%    50.49%

                                                             Class C
                                              -------------------------------------
                                              For the year ended
                                                 December 31,      April 2, 1998(c)
                                              ------------------                 to
                                                  2000      1999  December 31, 1998
                                              -------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $  9.63   $ 10.50   $          10.24
                                              -------   -------   ----------------
     Income from investing operations
          Net investment income                  0.29      0.27               0.23
          Net realized and unrealized gains
            (losses) on securities               1.38     (0.88)              1.02
                                              -------   -------   ----------------
     Total from investment operations            1.67     (0.61)              1.25
                                              -------   -------   ----------------
     Less distributions
          From net investment income            (0.28)    (0.24)             (0.32)
          From net capital gains                (0.28)    (0.02)             (0.67)
                                              -------   -------   ----------------
     Total distributions                        (0.56)    (0.26)             (0.99)
                                              -------   -------   ----------------
     Net asset value, end of period           $ 10.74   $  9.63   $          10.50
                                              -------   -------   ----------------

TOTAL INVESTMENT RETURN (b)                     17.57%    (5.77)%            12.48%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $ 2,682   $ 1,923   $            795
     Ratio of net investment income to
        average net assets
               With expense reductions           2.79%     2.18%              2.05%(a)
               Without expense reductions        1.23%     0.22%              0.63%(a)
     Ratio of expenses to average net assets
               With expense reductions           2.36%     2.38%              1.06%(a)
               Without expense reductions        3.92%     4.34%              2.48%(a)

--------------------------------------------------------------------------------

(a)  Not annualized
(b) The Fund's maximum sales charge is not included in the total return computation.
(c)  Commencement of Operations

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                           INCOME AND EQUITY FUND
                                              ------------------------------------------------
                                                                  Class A
                                              ------------------------------------------------
                                                      For the year ended December 31,
                                              ------------------------------------------------
                                                  2000      1999      1998      1997      1996
                                              ------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $ 10.39   $ 10.74   $  9.98   $  9.42   $  9.67
                                              -------   -------   -------   -------   -------
     Income from investing operations
          Net investment Income                  0.52      0.43      0.37      0.33      0.35
          Net realized and unrealized gains
               (losses) on securities            0.07     (0.39)     0.83      0.56     (0.19)
                                              -------   -------   -------   -------   -------
     Total from investment operations            0.59      0.04      1.20      0.89      0.16
                                              -------   -------   -------   -------   -------
     Less distributions
          From net investment income            (0.55)    (0.37)    (0.34)    (0.33)    (0.35)
          From net capital gains                    -     (0.02)    (0.10)        -     (0.06)
                                              -------   -------   -------   -------   -------
     Total distributions                        (0.55)    (0.39)    (0.44)    (0.33)    (0.41)
                                              -------   -------   -------   -------   -------
     Net asset value, end of period           $ 10.43   $ 10.39   $ 10.74   $  9.98   $  9.42
                                              -------   -------   -------   -------   -------

TOTAL INVESTMENT RETURN (b)                      6.03%     0.19%    12.14%     9.60%     1.78%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $ 2,217   $ 2,664   $ 2,646   $ 1,894   $ 1,211
     Ratio of net investment income to
        average net assets
               With expense reductions           4.67%     4.08%     3.68%     3.56%     3.75%
               Without expense reductions        2.76%     1.86%     0.83%    (0.96)%   (1.69)%
     Ratio of expenses to average net assets
               With expense reductions           1.83%     1.85%     1.83%     1.85%     1.85%
               Without expense reductions        3.75%     4.06%     4.67%     6.38%     7.29%
     Fund portfolio turnover rate               21.83%    37.34%    16.72%    42.30%    28.23%

                                                             Class C
                                              -------------------------------------
                                              For the year ended
                                                 December 31,      April 2, 1998(c)
                                              ------------------                 to
                                                  2000      1999  December 31, 1998
                                              -------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $ 10.15   $ 10.62   $          10.39
                                              -------   -------   ----------------
     Income from investing operations
          Net investment Income                  0.35      0.41               0.22
          Net realized and unrealized gains
            (losses) on securities               0.10     (0.43)              0.43
                                              -------   -------   ----------------
     Total from investment operations            0.45     (0.02)              0.65
                                              -------   -------   ----------------
     Less distributions
          From net investment income            (0.34)    (0.43)             (0.32)
          From net capital gains                    -     (0.02)             (0.10)
                                              -------   -------   ----------------
     Total distributions                        (0.34)    (0.45)             (0.42)
                                              -------   -------   ----------------
     Net asset value, end of period           $ 10.26   $ 10.15   $          10.62
                                              -------   -------   ----------------

TOTAL INVESTMENT RETURN (b)                      4.32%    (0.02)%             6.41%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $   815   $ 1,850   $            702
     Ratio of net investment income to
        average net assets
               With expense reductions           3.90%     3.45%              2.16%(a)
               Without expense reductions        1.88%     1.65%              0.31%(a)
     Ratio of expenses to average net assets
               With expense reductions           2.55%     2.51%              1.43%(a)
               Without expense reductions        4.57%     4.30%              3.28%(a)

--------------------------------------------------------------------------------

(a)  Not annualized
(b) The Fund's maximum sales charge is not included in the total return computation.
(c)  Commencement of Operations

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                               BALANCED FUND
                                              ------------------------------------------------
                                                                  Class A
                                              ------------------------------------------------
                                                      For the year ended December 31,
                                              ------------------------------------------------
                                                  2000      1999      1998      1997      1996
                                              ------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $ 14.04   $ 12.69   $ 12.06   $ 10.66   $  9.31
                                              -------   -------   -------   -------   -------
     Income from investing operations
          Net investment income                  0.21      0.12      0.03         -      0.09
          Net realized and unrealized gains
               (losses) on securities            1.19      1.47      0.90      1.62      1.39
                                              -------   -------   -------   -------   -------
     Total from investment operations            1.40      1.59      0.93      1.62      1.48
                                              -------   -------   -------   -------   -------
     Less distributions
          From net investment income            (0.15)    (0.12)        -     (0.01)    (0.09)
          From net capital gains                (0.07)    (0.12)    (0.30)    (0.21)    (0.04)
                                              -------   -------   -------   -------   -------
     Total distributions                        (0.22)    (0.24)    (0.30)    (0.22)    (0.13)
                                              -------   -------   -------   -------   -------
     Net asset value, end of period           $ 15.22   $ 14.04   $ 12.69   $ 12.06   $ 10.66
                                              -------   -------   -------   -------   -------

TOTAL INVESTMENT RETURN (b)                      9.99%    12.61%     7.76%    15.24%    15.92%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $ 5,942   $ 7,008   $ 6,420   $ 5,593   $ 3,187
     Ratio of net investment income to
        average net assets
               With expense reductions           1.15%     0.91%     0.22%    (0.03)%    1.12%
               Without expense reductions        0.74%     0.51%    (0.18)%   (0.50)%   (0.76)%
     Ratio of expenses to average net assets
               With expense reductions           2.88%     3.22%     3.48%     3.28%     2.48%
               Without expense reductions        3.28%     3.62%     3.88%     3.75%     4.36%
     Fund portfolio turnover rate               43.30%    52.47%    53.97%    64.13%    65.94%

                                                             Class C
                                              -------------------------------------
                                              For the year ended
                                                 December 31,      April 2, 1998(c)
                                              ------------------                 to
                                                  2000      1999  December 31, 1998
                                              -------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $ 13.91   $ 12.61   $          13.09
                                              -------   -------   ----------------
     Income from investing operations
          Net investment income                  0.07      0.03              (0.04)
          Net realized and unrealized gains
            (losses) on securities               1.17      1.42              (0.13)
                                              -------   -------   ----------------
     Total from investment operations            1.24      1.45              (0.17)
                                              -------   -------   ----------------
     Less distributions
          From net investment income            (0.09)    (0.03)             (0.01)
          From net capital gains                (0.07)    (0.12)             (0.30)
                                              -------   -------   ----------------
     Total distributions                        (0.16)    (0.15)             (0.31)
                                              -------   -------   ----------------
     Net asset value, end of period           $ 14.99   $ 13.91   $          12.61
                                              -------   -------   ----------------

TOTAL INVESTMENT RETURN (b)                      8.92%    11.57%             (1.28)%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $ 4,559   $ 1,552   $            378
     Ratio of net investment income to
        average net assets
               With expense reductions           0.39%     0.01%             (0.64)%(a)
               Without expense reductions       (0.01)%   (0.39)%            (0.91)%(a)
     Ratio of expenses to average net assets
               With expense reductions           3.63%     4.07%              3.12%(a)
               Without expense reductions        4.03%     4.47%              3.39%(a)

--------------------------------------------------------------------------------

(a)  Not annualized
(b) The Fund's maximum sales charge is not included in the total return computation.
(c)  Commencement of Operations

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                          GROWTH FUND
                                              ------------------------------------
                                                            Class A
                                              ------------------------------------
                                                   For the year     May 3, 1999(c)
                                                          ended                 to
                                              December 31, 2000  December 31, 1999
                                              ------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $          11.67   $          10.00
                                              ----------------   ----------------
     Income from investing operations
          Net investment income                          (0.01)             (0.02)
          Net realized and unrealized gains
            (losses) on securities                       (1.83)              1.69
                                              ----------------   ----------------
     Total from investment operations                    (1.84)              1.67
                                              ----------------   ----------------
     Less distributions
          From net investment income                         -                  -
          From net capital gains                             -                  -
                                              ----------------   ----------------
     Total distributions                                     -                  -
                                              ----------------   ----------------
     Net asset value, end of period           $           9.83   $          11.67
                                              ----------------   ----------------

TOTAL INVESTMENT RETURN (b)                             (15.77)%            16.70%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $            825   $            328
     Ratio of net investment income to
        average net assets
               With expense reductions                   (0.24)%            (0.27)%(a)
               Without expense reductions                (3.98)%            (8.40)%(a)
     Ratio of expenses to average net assets
               With expense reductions                    2.50%              1.63%(a)
               Without expense reductions                 6.23%              9.75%(a)
     Fund portfolio turnover rate                        16.00%              0.00%

                                                            Class C
                                              ------------------------------------
                                                   For the year     May 3, 1999(c)
                                                          ended                 to
                                              December 31, 2000  December 31, 1999
                                              ------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $          11.61   $          10.00
                                              ----------------   ----------------
     Income from investing operations
          Net investment expense                         (0.06)             (0.04)
          Net realized and unrealized gains
            (losses) on securities                       (1.85)              1.65
                                              ----------------   ----------------
     Total from investment operations                    (1.91)              1.61
                                              ----------------   ----------------
     Less distributions
          From net investment income                         -                  -
          From net capital gains                             -                  -
                                              ----------------   ----------------
     Total distributions                                     -                  -
                                              ----------------   ----------------
     Net asset value, end of period           $           9.70   $          11.61
                                              ----------------   ----------------

TOTAL INVESTMENT RETURN (b)                             (16.45)%            16.10%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $            728   $            278
     Ratio of net investment income to
        average net assets
               With expense reductions                   (0.97)%            (0.61)%(a)
               Without expense reductions                (4.04)%            (8.74)%(a)
     Ratio of expenses to average net assets
               With expense reductions                    3.25%              2.16%(a)
               Without expense reductions                 6.32%             10.28%(a)

--------------------------------------------------------------------------------

(a)  Not annualized
(b) The Fund's maximum sales charge is not included in the total return computation.
(c)  Commencement of Operations

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                               SMALL CAP FUND
                                              ------------------------------------------------
                                                                  Class A
                                              ------------------------------------------------
                                                      For the year ended December 31,
                                              ------------------------------------------------
                                                  2000      1999      1998      1997      1996
                                              ------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $ 11.98   $ 14.23   $ 17.51   $ 16.47   $ 11.82
                                              -------   -------   -------   -------   -------
     Income from investing operations
          Net investment expense                (0.79)    (0.61)    (0.58)    (0.38)    (0.21)
          Net realized and unrealized gains
               (losses) on securities            2.32     (1.63)    (2.34)     1.52      5.35
                                              -------   -------   -------   -------   -------
     Total from investment operations            1.53     (2.24)    (2.92)     1.14      5.14
                                              -------   -------   -------   -------   -------
     Less distributions
          From net investment income                -         -         -         -         -
          From net capital gains                (0.09)    (0.01)    (0.36)    (0.10)    (0.49)
                                              -------   -------   -------   -------   -------
     Total distributions                        (0.09)    (0.01)    (0.36)    (0.10)    (0.49)
                                              -------   -------   -------   -------   -------
     Net asset value, end of period           $ 13.42   $ 11.98   $ 14.23   $ 17.51   $ 16.47
                                              -------   -------   -------   -------   -------

TOTAL INVESTMENT RETURN (b)                     12.83%   (15.75)%  (16.66)%    6.95%    43.70%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $ 6,541   $ 6,976   $ 9,331   $11,125   $ 8,549
     Ratio of net investment income to
        average net assets
               With expense reductions          (3.20)%   (3.36)%   (3.71)%   (2.82)%   (2.06)%
               Without expense reductions       (3.20)%   (3.36)%   (3.71)%   (2.99)%   (2.39)%
     Ratio of expenses to average net assets
               With expense reductions           3.58%     3.92%     4.02%     3.18%     2.91%
               Without expense reductions        3.58%     3.92%     4.02%     3.35%     3.24%
     Fund portfolio turnover rate               44.82%    68.18%    49.63%    30.72%    51.83%

                                                             Class C
                                              -------------------------------------
                                              For the year ended
                                                 December 31,      April 2, 1998(c)
                                              ------------------                 to
                                                  2000      1999  December 31, 1998
                                              -------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $ 11.93   $ 14.24   $          19.70
                                              -------   -------   ----------------
     Income from investing operations
          Net investment expense                (0.78)    (0.18)             (0.29)
          Net realized and unrealized gains
            (losses) on securities               1.98     (2.12)             (4.81)
                                              -------   -------   ----------------
     Total from investment operations            1.20     (2.30)             (5.10)
                                              -------   -------   ----------------
     Less distributions
          From net investment income                -         -                  -
          From net capital gains                (0.09)    (0.01)             (0.36)
                                              -------   -------   ----------------
     Total distributions                        (0.09)    (0.01)             (0.36)
                                              -------   -------   ----------------
     Net asset value, end of period           $ 13.04   $ 11.93   $          14.24
                                              -------   -------   ----------------

TOTAL INVESTMENT RETURN (b)                     10.11%   (16.16)%           (25.88)%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $   454   $   459   $            239
     Ratio of net investment income to
        average net assets
               With expense reductions          (5.52)%   (3.78)%            (3.68)%(a)
               Without expense reductions       (5.52)%   (3.78)%            (3.68)%(a)
     Ratio of expenses to average net assets
               With expense reductions           5.90%     4.38%              3.85%(a)
               Without expense reductions        5.90%     4.38%              3.85%(a)

--------------------------------------------------------------------------------

(a)  Not annualized
(b) The Fund's maximum sales charge is not included in the total return computation.
(c)  Commencement of Operations

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

Board of Directors and Shareholders
Pacific Advisors Fund Inc.

    We have audited the statements of assets and liabilities, including the schedules of investments, of Pacific Advisors Fund Inc. (comprising, respectively, the Government Securities Fund, Income and Equity Fund, Balanced Fund, Growth Fund and Small Cap Fund) (the "Fund"), as of December 31, 2000, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Pacific Advisors Fund Inc. as of December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two periods in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP
Los Angeles, California

February 4, 2001

                                      PACIFIC ADVISORS FUND INC.
                                                       notes

PACIFIC ADVISORS FUND INC.
                 notes

PACIFIC ADVISORS
          Fund Inc

                                   [GRAPHIC]

DIRECTORS
    GEORGE A. HENNING, CHAIRMAN
    VICTORIA L. BREEN
    THOMAS M. BRINKER
    L. MICHAEL HALLER III
    TAKASHI MAKINODAN, PH.D.
    GERALD E. MILLER
    LOUISE K. TAYLOR, PH.D.

OFFICERS
    GEORGE A. HENNING, PRESIDENT
    THOMAS H. HANSON, VICE PRESIDENT AND SECRETARY
    VICTORIA L. BREEN, ASSISTANT SECRETARY
    BARBARA A. KELLEY, TREASURER

INVESTMENT MANAGER
    PACIFIC GLOBAL INVESTMENT MANAGEMENT COMPANY
    206 NORTH JACKSON STREET, SUITE 301
    GLENDALE, CALIFORNIA 91206

BALANCED FUND ADVISER (INTERIM)
    BACHE CAPITAL MANAGEMENT, INC.
    3 BERKSHIRE PLACE
    LA CANADA, CALIFORNIA 91011

GOVERNMENT SECURITIES FUND ADVISER
    SPECTRUM ASSET MANAGEMENT, INC.
    1301 DOVE STREET, SUITE 970
    NEWPORT BEACH, CALIFORNIA 92660

TRANSFER AGENT AND ADMINISTRATOR
    PACIFIC GLOBAL INVESTOR SERVICES, INC.
    206 NORTH JACKSON STREET, SUITE 301
    GLENDALE, CALIFORNIA 91206

DISTRIBUTOR
    PACIFIC GLOBAL FUND DISTRIBUTORS, INC.
    206 NORTH JACKSON STREET, SUITE 301
    GLENDALE, CALIFORNIA 91206
    (800) 989-6693

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current effective prospectus of the Fund, which contains information concerning the investment policies of the Fund as well as other pertinent information.

                          PACIFIC GLOBAL FUND DISTRIBUTORS, INC.
              [LOGO]      206 NORTH JACKSON STREET, SUITE 301                                BULK RATE
                          GLENDALE, CALIFORNIA 91206                                       U. S. POSTAGE
                                                                                               PAID
                                                                                           GLENDALE, CA
                                                                                          PERMIT NO. 1090

                                                                       pg101.898